UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
_______________

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

OLD POINT FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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R. F. Shuford
Chairman & President

April [14], 2016

Dear Fellow Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Old Point Financial Corporation, the holding company for The Old Point National Bank of Phoebus and Old Point Trust & Financial Services, N.A. The meeting will be held on Tuesday, May 24, 2016 at 6:00 p.m. at The Hampton Roads Convention Center, 1610 Coliseum Drive, Hampton, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Also accompanying the proxy statement is our 2015 Annual Report to Stockholders that will be reviewed at the Annual Meeting.

We are pleased to be using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our 2015 Annual Report to Stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain a paper copy of our proxy materials, including the proxy statement, our 2015 Annual Report to Stockholders and a proxy card. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail. We believe that this process will benefit our stockholders by expediting their receipt of the proxy materials, reducing the cost of printing and distributing our proxy materials and conserving natural resources.

Please complete, sign, date, and return your proxy card or follow the instructions on your proxy card or Notice of Internet Availability of Proxy Materials to vote by telephone or over the Internet as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. If you decide to attend the Annual Meeting in person, you can revoke your proxy any time before it is voted at the Annual Meeting (provided that, if your shares are held in "street name" through a bank, broker or other holder of record, and you plan to vote in person at the Annual Meeting, you should contact your bank, broker or agent to obtain a legal proxy or broker's proxy card to bring to the meeting as proof of your authority to vote the shares).

We appreciate your continuing loyalty and support of Old Point Financial Corporation.

Sincerely,
Robert F. Shuford, Sr.
Chairman of the Board and President

OLD POINT FINANCIAL CORPORATION
1 West Mellen Street
Hampton, Virginia 23663
_______________________________________________________________

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
________________________________________________________________

TO BE HELD MAY 24, 2016

The 2016 Annual Meeting of Stockholders of Old Point Financial Corporation (the Company) will be held at The Hampton Roads Convention Center, 1610 Coliseum Drive, Hampton, Virginia, on Tuesday, May 24, 2016, at 6:00 p.m. for the following purposes:

1.	To elect 13 directors to the Board of Directors of the Company to serve until the 2017 Annual Meeting of Stockholders, as described in the proxy statement accompanying this notice;

2.	To approve, in an advisory, non-binding vote, the compensation of the Company's named executive officers, as described in the proxy statement accompanying this notice;

3.	To approve the Old Point Financial Corporation 2016 Incentive Stock Plan, as described in the proxy statement accompanying this notice;

4.	To approve the Old Point Financial Corporation Employee Stock Purchase Plan as described in the proxy statement accompanying this notice;

5.	To approve an amendment to Old Point Financial Corporation's Articles of Incorporation to implement a majority voting standard for uncontested director elections;

6.	To approve an amendment to Old Point Financial Corporation's Articles of Incorporation to eliminate cumulative voting in director elections;

7.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 15, 2016 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,
Eugene M. Jordan, II
Secretary to the Board
April [14], 2016

IMPORTANT NOTICE

Please complete, sign, date, and return your proxy card in the accompanying postage paid envelope or follow the instructions on your proxy card or Notice of Internet Availability of Proxy Materials to vote by telephone or over the Internet so that your shares will be represented at the meeting. Stockholders attending the meeting may personally vote on all matters that are considered, in which event their signed proxies are revoked (provided that, if your shares are held in "street name" through a bank, broker or other holder of record, and you plan to vote in person at the Annual Meeting, you should contact your bank, broker or agent to obtain a legal proxy or broker's proxy card to bring to the meeting as proof of your authority to vote the shares). If you vote by Internet or telephone, please do not mail your proxy card.

OLD POINT FINANCIAL CORPORATION
1 West Mellen Street
Hampton, Virginia 23663

________________________________________________________

PROXY STATEMENT
________________________________________________________

2016 ANNUAL MEETING OF STOCKHOLDERS
To be held on May 24, 2016

General

This proxy statement is furnished to holders of the common stock of Old Point Financial Corporation (the Company) in connection with the solicitation by and on behalf of the Company's Board of Directors of proxies to be used at the Company's 2016 Annual Meeting of Stockholders (the Annual Meeting) to be held Tuesday, May 24, 2016, at 6:00 p.m. at The Hampton Roads Convention Center, 1610 Coliseum Drive, Hampton, Virginia.

Electronic Notice and Mailing; Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 24, 2016.

Pursuant to the rules promulgated by the Securities and Exchange Commission (the SEC), the Company has elected to make its proxy materials available to stockholders over the Internet or by delivering paper copies of these materials by mail. Accordingly, on or about April [14], 2016, the Company mailed a Notice of Internet Availability of Proxy Materials (the Notice of Internet Availability) to some stockholders and mailed paper copies of the proxy materials to some stockholders. If you received a Notice of Internet Availability by mail, you will not automatically receive a paper copy of the proxy materials by mail. Instead, the Notice of Internet Availability contains instructions on how to access and review this proxy statement, form of proxy card and our 2015 Annual Report to Stockholders and vote via the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. As of April [14], 2016, and for a period through the date of the Annual Meeting, all stockholders will have the ability to access all of the proxy materials at www.envisionreports.com/opof.

The proxy materials include:

* Our proxy statement for the Annual Meeting;
* Our 2015 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and
* Our proxy card.

Voting and Revocation of Proxies

If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy. You may vote your shares by proxy in one of the following ways: (1) use the toll-free number on the proxy card to submit your proxy via telephone; (2) visit the website shown on your proxy card or Notice of Internet Availability to submit your proxy via the Internet; or (3) if you have received a printed copy of our proxy materials, complete, sign, date and return the proxy card in the postage paid envelope provided with such printed materials.

If your shares are held in "street name," through a broker or other nominee, that institution will send you separate instructions describing the procedure for voting your shares and you will need to follow those instructions in order to vote your shares. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. As the record holder of your shares, your broker is required to vote your shares according to your instructions. Under the current rules of the New York Stock Exchange, or NYSE, if you do not give voting instructions to your broker, it will still be able to vote your shares with respect to "routine" items, but will not be allowed to vote your shares with respect to "non-routine" items. The ratification of Yount, Hyde & Barbour, P.C. as our independent registered public accounting firm (proposal seven) is considered to be a routine item under the NYSE rules and your broker will be able to vote on that proposal even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (proposal one), the advisory vote on the compensation of the Company's named executive officers (proposal two), the approval of the Old Point Financial Corporation 2016 Incentive Stock Plan (the Incentive Stock Plan) (proposal three), the approval of the Old Point Financial Corporation Employee Stock Purchase Plan (Employee Stock Purchase Plan) (proposal four), the approval of an amendment to Old Point Financial Corporation's Articles of Incorporation to implement a majority voting standard for uncontested director elections (proposal five) and the approval of an amendment to Old Point Financial Corporation's Articles of Incorporation to eliminate cumulative voting in director elections (proposal six) are "non-routine" items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these proposals. "Broker non-votes" are shares held by customers that may not be voted on certain matters because the broker has not received specific instructions from the customers.

If you are a stockholder of record, you may change or revoke your proxy at any time before your shares are voted at the Annual Meeting, by any of the following methods: (1) submit a written notice of revocation to the Secretary of the Company by the close of business on May 23, 2016; (2) submit a completed proxy card bearing a later date than your original proxy card by the close of business on May 23, 2016; (3) use the toll-free number shown on the proxy card to submit your proxy via telephone, by 6:00 p.m., Eastern time, May 24, 2016; (4) visit the website shown on your proxy card or Notice of Internet Availability and follow the instructions to submit your proxy via the Internet, by 6:00 p.m., Eastern time, May 24, 2016; or (5) attend the Annual Meeting and request to vote in person.

If your shares are held in "street name" through a bank, broker or other holder of record, you should follow the instructions from your bank, broker or agent to revoke your proxy or change your vote.

Voting your shares via telephone or via the Internet, or sending in a proxy card will not affect your right to attend the Annual Meeting and to vote in person. If your shares are held in "street name" through a bank, broker or other holder of record, and you plan to vote in person at the Annual Meeting, you should contact your bank, broker or agent to obtain a legal proxy or broker's proxy card to bring to the meeting as proof of your authority to vote the shares.

Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a stockholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to specify with respect to such proposals, the proxy will be voted FOR the election of the director nominees in proposal one; FOR the approval of the compensation of the Company's named executive officers in proposal two; FOR the approval of the Incentive Stock Plan in proposal three; FOR the approval of the Employee Stock Purchase Plan in proposal four; FOR the approval of the Articles of Incorporation amendment in proposal five; FOR the approval of the Articles of Incorporation amendment in proposal six; and FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm in proposal seven, as set forth in the accompanying notice and further described herein.

Voting Rights of Stockholders

Only those stockholders of record at the close of business on March 15, 2016, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 4,848,463. The Company has no other class of stock outstanding. The presence of a majority of the shares entitled to be voted, represented in person or by proxy, will constitute a quorum for the transaction of business.

Each share of Company common stock entitles the record holder thereof to one vote for each matter to be voted upon at the Annual Meeting, except that in the election of directors cumulative voting entitles a stockholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such stockholder or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The Board of Directors will instruct the proxies to use cumulative voting, if necessary, to elect all or as many of the nominees as possible. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote and broker non-votes on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to a matter.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving the greatest number of affirmative votes cast at the Annual Meeting, even though less than a majority, will be elected directors. Therefore, votes withheld and broker non-votes will have no effect.

For all other proposals, votes may be cast in favor or against, or stockholders may abstain from voting. Approval of most of these other proposals (including the advisory vote to approve executive compensation, the approval of the Incentive Stock Plan, the approval of the Employee Stock Purchase Plan, and the ratification of the Company's independent registered public accounting firm) requires an affirmative vote of a majority of the votes cast on the matter. Thus, although abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, they are generally not counted for purposes of determining whether such a matter has been approved and will have no effect. Approval of each amendment to the Articles of Incorporation requires an affirmative vote of more than 2/3 of the votes entitled to be cast on the matter. Thus, for purposes of determining whether either amendment to the Articles of Incorporation has been approved, abstentions and broker non-votes will be the equivalent of votes against the proposal.

Directions to Annual Meeting

To obtain directions to attend the Annual Meeting and vote in person, please contact Sandra Routten, the Company's Corporate Administrative Officer, at (757) 728-1231.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. The Company has engaged Laurel Hill Advisory Group as the proxy solicitor for the Annual Meeting to help us solicit proxies for a fee of $7,500, plus reasonable out-of-pocket expenses. In addition to the use of mail, solicitations may be made by our proxy solicitor or officers and regular employees of the Company, The Old Point National Bank of Phoebus (the Bank) and Old Point Trust & Financial Services, N.A. (the Trust Company) in person or by telephone, facsimile, or electronic transmission. We will not compensate our officers and regular employees for this work beyond their regular compensation. We anticipate that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.

Security Ownership of Certain Beneficial Owners and Management

Except as noted below, the following table shows the share ownership as of March 15, 2016, of the stockholders known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (8)
Old Point Trust & Financial Services, N.A. 11780 Jefferson Avenue, Suite D Newport News, Virginia 23606	285,784 (2)	5.8%
James Reade Chisman 609 Washington Street Hampton, Virginia 23669	348,999 (3) (4)	7.0%
Robert F. Shuford, Sr. 1 West Mellen Street P.O. Box 3392 Hampton, Virginia 23663	540,604 (3) (5)	10.9%
Ann DeVenny Wallace 2626 South Lynn Street Arlington, Virginia 22202-2264	252,171 (3)	5.1%
PL Capital Group 47 E. Chicago Avenue, Suite 328 Naperville, IL 60540	302,662 (6)	6.1%
Wellington Management Group LLP 280 Congress Street Boston, Massachusetts 02210	250,145 (7)	5.0%

(1)
For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 (the Exchange Act) under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days.

(2)
According to information provided to the Company by the Trust Company, as of February 29, 2016, the Trust Company has shared voting power and no dispositive power with respect to 175,238 of these shares. The Trust Company has sole voting power and sole dispositive power with respect to 110,546 of these shares, but as a matter of state law, the Trust Company must refrain from voting such shares, and such shares will not be deemed to be outstanding and entitled to vote unless a co-fiduciary is appointed for the purpose of voting the shares. If any such co-fiduciary is appointed, the Trust Company would be deemed to share voting power with respect to the shares subject to the co-fiduciary appointment, and such shares would be deemed to be outstanding and entitled to vote. The 285,784 shares are held by the Trust Company as trustee of various trust accounts, of which no individual trust account beneficially owns more than 5% of the Company's outstanding shares.

(3)
In their capacities as directors of VuBay Foundation, James Reade Chisman, Robert F. Shuford, Sr. and Ann DeVenny Wallace each share with the other two directors voting and dispositive power with respect to 244,552 shares held by VuBay Foundation.

(4)	See also footnote 2 on page 6 and footnote 5 on page 7.

(5)	See also footnote 2 on page 6 and footnote 10 on page 7.

(6)
Based solely on information as of March 16, 2016 provided to the Company by the PL Capital Group (as defined below) and Mr. William F. Keefe IV. According to ththis information, PL Capital, LLC has shared voting and dispositive power with respect to 231,092 shares, Financial Edge Fund, L.P. has shared voting and dispositive power with respect to 141,669 shares, Financial Edge—Strategic Fund, L.P. has shared voting and dispositive power with respect to 64,211 shares, PL Capital/Focused Fund, L.P. has shared voting and dispositive power with respect to 25,212 shares, Goodbody/PL Capital, L.P. has shared voting and dispositive power with respect to 71,570 shares, Goodbody/PL Capital, LLC has shared voting and dispositive power with respect to 71,570 shares, PL Capital Advisors, LLC has shared voting and dispositive power with respect to 302,662 shares, John W. Palmer has shared voting and dispositive power with respect to 302,662 shares, Richard J. Lashley has shared voting and dispositive power with respect to 302,662 shares and Mr. Keefe has sole voting and dispositive power with respect to 2,000 shares. According to this information, Mr. Keefe's 2,000 shares are not included in the amount reported in the table because the PL Capital Group disclaims beneficial ownership of those shares.

(7)
Based solely on information as of December 31, 2015 contained in Schedule 13G filed with the SEC on February 11, 2016 by Wellington Management Group LLP. According to the Schedule 13G, Wellington Management Group LLP has shared voting and dispositive power with respect to 250,145 shares, Wellington Group Holdings LLP has shared voting and dispositive power with respect to 250,145 shares, Wellington Investment Advisors Holding LLP has shared voting and dispositive power with respect to 250,145 shares, and Wellington Management Company LLP has shared voting and dispositive power with respect to 250,145 shares.

(8)	Based on 4,959,009 shares of common stock outstanding, which includes shares that are outstanding but not presently entitled to vote.

The following table shows, as of March 15, 2016, the beneficial ownership of the Company's common stock by each director, director nominee, and the named executive officers, and by all directors and executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership (1) (2)		Percent of Class (15)
Stephen C. Adams	4,834	(3)	0.10%
James Reade Chisman	348,999	(4)(5)	7.04%
Russell Smith Evans, Jr.	16,463	(6)	0.33%
Michael A. Glasser	3,088		0.06%
Dr. Arthur D. Greene	13,730		0.28%
John Cabot Ishon	49,266	(7)	0.99%
William F. Keefe IV	2,000		0.04%
Tom B. Langley	3,716		0.07%
Louis G. Morris	59,980 (8)		1.21%
Dr. H. Robert Schappert	175,411	(9)	3.54%
Robert F. Shuford, Sr.	540,604	(4)(10)	10.90%
Robert F. Shuford, Jr.	26,641	(11)	0.54%
Ellen Clark Thacker	96,296	(12)	1.94%
Joseph R. Witt	9,760		0.20%
Laurie D. Grabow	4,930	(13)	0.10%
Eugene M. Jordan, II	33,253	(14)	0.67%
All directors & executive officers as a group (14 persons)	1,082,439		21.73%

(1)
For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days.

(2)
Includes shares that may be acquired within sixty days of March 15, 2016 pursuant to the exercise of stock options granted under the Old Point Financial Corporation 1998 Stock Option Plan – (1998 Option Plan) – Mr. Adams, 0 shares; Mr. Chisman, 1,250 shares; Mr. Evans, 1,250 shares; Mr. Glasser, 0 shares; Dr. Greene, 1,250 shares; Mr. Ishon, 1,250 shares; Mr. Langley, 0 shares; Mr. Morris, 4,980 shares; Dr. Schappert, 1,250 shares; Mr. Shuford, Sr., 4,980 shares; Mr. Shuford, Jr., 3,125 shares; Mrs. Thacker, 1,250 shares; Mr. Witt, 1,250 shares; Mrs. Grabow, 3,125 shares; and Mr. Jordan, II, 3,125 shares.

(3)	Includes 97 shares as to which Mr. Adams shares voting and investment power and 222 shares held by Mr. Adams's spouse, as to which Mr. Adams has no voting or investment power.

(4)	See footnote 3 on page 5.

(5)
Includes 21,500 shares held by Mr. Chisman's spouse, as to which Mr. Chisman shares voting and investment power through a power of attorney and 17,468 shares held by Mountain Eagle Co., of which Mr. Chisman is President and has shared voting and investment power and includes 56,980 shares that are pledged as collateral.

(6)	Includes 7,088 shares held by Mr. Evans' spouse, as to which Mr. Evans has no voting or investment power.

(7)
Includes 7,500 shares as to which Mr. Ishon shares voting and investment power, and 15,210 shares held by Mr. Ishon's spouse, as to which Mr. Ishon has no voting or investment power. Also includes 525 shares held by Hampton Stationery, which Mr. Ishon is President and has shared voting and investment power.

(8)
Mr. Morris retired as President and CEO of the Bank on September 4, 2015 but continued as a non-executive employee of the Bank until December 31, 2015. He resigned from the Boards of Director of the Company and the Bank, effective September 4, 2015.

(9)
Includes 2,925 shares as to which Dr. Schappert shares voting and investment power, and 726 shares held by Dr. Schappert's spouse, as to which Dr. Schappert has no voting or investment power, and 113,917 shares held in a trust for Dr. Schappert's spouse for which Dr. Schappert serves as co-trustee.

(10)	Includes 141,731 shares held by Mr. Shuford, Sr.'s spouse, as to which Mr. Shuford, Sr. shares voting and investment power.

(11)
Includes 3,143 shares held by Mr. Shuford, Jr.'s spouse as custodian for their children under the Uniform Transfer to Minors Act and an additional 198 shares held by his spouse as to which Mr. Shuford, Jr. has no voting or investment power.

(12)	Includes 76,692 shares as to which Mrs. Thacker shares voting and investment power, and 800 shares as to which Mrs. Thacker has no voting or investment power.

(13)	Includes 1,185 shares as to which Mrs. Grabow shares voting and investment power.

(14)
Includes 7,700 shares as to which Mr. Jordan, II shares voting and investment power and 1,062 shares held by Mr. Jordan, II's spouse, as to which Mr. Jordan, II has no voting or investment power. Also includes 1,464 shares held by Mr. Jordan, II's spouse as custodian for her children under the Uniform Transfer to Minors Act, as to which Mr. Jordan, II has no voting or investment power. Also includes 1,464 shares held in a Trust for Mr. Jordan, II's spouse, as to which he has no voting or investment power.

(15)	Based on 4,959,009 shares of common stock outstanding, which includes shares that are outstanding but not presently entitled to vote.

PROPOSAL ONE
ELECTION OF DIRECTORS

The thirteen persons named below, including all twelve of the current members of the Board of Directors and William F. Keefe IV, a new nominee, will be nominated to serve as directors until the 2017 Annual Meeting, or until their successors have been duly elected and have qualified. Mr. Keefe was recommended by the PL Capital Group, as defined and discussed under "Resolution of Stockholder Nomination" below. The PL Capital Group beneficially owns 302,662 of the Company's common stock, which represents approximately 6.1% as of March 15, 2016. Mr. Morris resigned as director, effective September 4, 2015.

The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company's Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company's Board.

Each nominee possesses characteristics that led the Board to conclude that he or she should serve as a director. The specific experience, qualifications, attributes and/or skills that the Board believes each nominee possesses are discussed immediately following the table below.

Name (Age)	Director Since (1)	Principal Occupation For Past Five Years
Stephen C. Adams (65)	2014	Vice President/Secretary Treasurer, The POMOCO Group, Inc., operator of automobile dealerships and real estate developments
James Reade Chisman (72)	2003	President, J. R. Chisman Development Company, a commercial & residential construction company
Russell Smith Evans, Jr. (73)	1993	Retired, Assistant Treasurer and Corporate Fleet Manager, Ferguson Enterprises, Inc.
Michael A. Glasser (62)	2009	Attorney-at-Law, Member Glasser & Glasser, P.L.C.
Dr. Arthur D. Greene (71)	1994	Retired Sentara Healthcare Administrator Retired Orthopaedic Surgeon
John Cabot Ishon (69)	1989	President, Hampton Stationery
William F. Keefe IV (57)	--	Senior Portfolio Manager, TSP Capital Management Group, LLC
Tom B. Langley (62)	2015	President, Langley & McDonald
Dr. H. Robert Schappert (77)	1996	Retired – President, Beechmont Veterinary Associates, Ltd.
Robert F. Shuford, Sr. (78)	1965	Chairman of the Board, President & CEO, Old Point Financial Corporation; Chairman of the Board, Old Point National Bank

Robert F. Shuford, Jr. (51)	2009	President & CEO, Old Point National Bank (as of September 8, 2015); Former- Senior Executive Vice President Chief Operating Officer, Old Point National Bank
Ellen Clark Thacker (54)	2006	Executive Director, Peninsula SPCA Former Executive Director, Gloucester-Mathews Humane Society; Former General Manager, BFI Waste Services, L.L.C.
Joseph R. Witt (55)	2007	Senior Executive Vice President Chief Business Development Officer Old Point National Bank; Former Senior Executive Vice President and Chief Administrative Officer, Old Point National Bank.

(1)
If prior to 1984, refers to the year in which the individual first became a director of the Bank. All present directors of the Company are also directors of the Bank. Messrs. Chisman, Ishon, Shuford, Sr., Witt, Mrs. Thacker, and Dr. Greene are also directors of the Trust Company.

Stephen C. Adams – Mr. Adams received his B.S. degree from McIntire School of Commerce, University of Virginia and his Master of Science degree in Accounting from the University of Virginia. He previously worked at Financial Accounting Standards Board from 1974-1976; at Peat Marwick Mitchell (currently KPMG) CPAs from 1976-1979; Hart, Adams Toney CPAs from 1979-1986; and from 1986 to the present at The POMOCO Group. Mr. Adams is well known in the community and serves on many local boards and civic organizations. His past and present expertise in the financial arena makes him a valuable member for serving on the Company's Audit Committee. The Board feels that his financial expertise qualifies Mr. Adams as an audit committee financial expert for our Audit Committee. Mr. Adams also served on the Company's Peninsula Regional Board until his election to the Company's and the Bank's Boards of Directors.

James Reade Chisman – Mr. Chisman received his A.S. degree from Bluefield Junior College and his B.S. degree from the University of Richmond. He has owned and operated J. R. Chisman Development Company for 28 years. He was vice president of Chisman Company for 8 years and from 1965 to 1980 he was vice president of WVEC TV station. Mr. Chisman is well known in the community and serves on many local boards. His expertise in the real estate arena makes him a valuable member of the Real Estate and Branch Committee. Mr. Chisman's prior experience as management in Chisman Company and the TV station also makes Mr. Chisman an asset to the Company's Strategic Planning Committee, Compensation and Benefits Committee, and Real Estate and Branch Committee, as well as to the Company's Board. Mr. Chisman also serves on the Trust Company's Board.

Russell Smith Evans, Jr. – Mr. Evans served in the Army as an officer and retired medically from combat wounds. He is a graduate of Virginia Military Institute, where he received a B.A. in History, and received his M.B.A. from the College of William & Mary. He was employed at Ferguson Enterprises, a Wolseley Company, for 37 years and held the title of Assistant Treasurer/Corporate Fleet Manager. Mr. Evans is a member of the Finance Committee at First United Methodist Church in Hampton. Mr. Evans serves on the Audit Committee, Compensation and Benefits Committee, Investment Committee, Insurance Committee, Directors Loan Committee and Real Estate and Branch Committee. The Board feels that this financial expertise also makes Mr. Evans an asset to the Company's Board.

Michael A. Glasser – Mr. Glasser received a B.A. in Government from the University of Virginia and a law degree from the University of Richmond Law School. He has been practicing law for over 36 years. A few of the diverse areas of his practice include: representation of banks, credit unions, and financial services companies; commercial litigation; commercial disputes; and arbitration. Mr. Glasser is involved in many civic and professional organizations and prior to being elected to the Bank Board, he had prior experience serving on another local bank board. Mr. Glasser serves on the Strategic Planning Committee and Executive Committee. He is also Chairman of the Bank's Southside Regional Board. We feel that his experience representing financial services companies and serving on another bank's board provides insight that makes Mr. Glasser a valuable asset to the Company's Board.

Dr. Arthur D. Greene – Dr. Greene received his B.S. from Knoxville College and his M.D. from Howard University College of Medicine. Dr. Greene completed his internship in general surgery at Akron General Hospital and his residency in Orthopaedic Surgery at Akron General Hospital and Pediatric Orthopaedic Surgery at Akron Children's Hospital. He also served in the U.S. Army Medical Corps as Chief of Orthopaedics at Kenner Army Hospital. He practiced medicine for 35 years. Dr. Greene began his private practice in 1977 and joined the practice of Tidewater Orthopaedic Associates with two large offices in Hampton and Newport News, of which he was a partner. He worked as an Administrator at Sentara Careplex Hospital until December 31, 2011, where he was responsible for much of the day-to-day responsibilities of medical affairs. Dr. Greene served as a director of Sentara Healthcare and is involved in many professional organizations in the community. Dr. Greene serves on the Company's Audit Committee, Executive Committee, and is Chairman of the Board Risk Committee and Chairman of the Compensation and Benefits Committee. He is also Chairman of the Trust Company Board. The Board feels that the multiple degrees of expertise make Dr. Greene an asset to the Company's Board.

John Cabot Ishon – Mr. Ishon is a 1969 graduate of Virginia Military Institute with a B.S. in Biology. After graduation he taught and coached at Thomas Eaton Junior High School. He, later, left teaching and joined the family business of Hampton Stationery that serves the Hampton Roads area. This business supplies office furniture, luggage and training room furniture and equipment. Mr. Ishon is very active in the community and serves on many local boards. Mr. Ishon serves on the Trust Company's Board, the Strategic Planning Committee, Board Risk Committee, Real Estate and Branch Committee, Investment Committee, Insurance Committee and is Chairman of the Directors Loan Committee. Mr. Ishon is Co-Chairman of the Bank's Peninsula Regional Board. The Board feels that Mr. Ishon's extensive financial and management background and involvement in the community make him an excellent candidate to serve as a director of the Company.

William F. Keefe IV – Mr. Keefe is a new nominee for 2016 and is not currently a director of the Company. Mr. Keefe is a graduate of Fairleigh Dickinson University, Madison, New Jersey with a B.S. in Accounting. He is also a Certified Public Accountant licensed in the State of New Jersey (inactive status). Currently, Mr. Keefe is a Senior Portfolio Manager at TSP Capital Management Group, LLC, located in Summit, New Jersey with full responsibility for high-net worth client acquisition and development, portfolio structuring and risk management. Mr. Keefe is also a member of the firm's Investment Committee. Effective April 1, 2016, Mr. Keefe will join McRae Capital Management, Inc., in Morristown, New Jersey, as Managing Director. Mr. Keefe has worked at various commercial banks in New Jersey and has held executive and senior financial management positions in those institutions. The Board feels that with his financial experience, Mr. Keefe would be an excellent, well-qualified addition to the Company's Board. See "Resolution of Stockholder Nomination" below for information on an agreement relating to Mr. Keefe's nomination as director.

Tom B. Langley – Mr. Langley is a graduate of Norfolk Academy, North Carolina State University with a B.S. in Civil Engineering and the University of Florida, Master of Engineering. Mr. Langley is President of Langley & McDonald, a regional civil engineering, planning and surveying firm for residential, commercial, institutional and industrial land development for both private and governmental clients. Mr. Langley has a particular specialty in waterfront projects, such as marinas, dredging, riparian apportionments, shoreline erosion, etc. Mr. Langley is active in the Southside area and serves on various community boards. Mr. Langley served on the Bank's Southside Regional Board before being elected to the Company's and the Bank's Boards. He also serves on the Strategic Planning Committee and the Board Risk Committee. The Board feels that his organizational skills and business background make Mr. Langley a valuable asset as a director on the Company's Board.

Dr. H. Robert Schappert – Dr. Schappert received his B.S. degree and was named a Henry Rutgers Scholar at Rutgers, the State University of New Jersey, in 1960. He received his Doctorate in veterinary medicine and was elected to Phi Zeta, the honorary veterinary society at the University of Pennsylvania in 1964. He joined Tolley Veterinary Hospital in Newport News in 1966, becoming a co-owner in 1968. In 1988, he assumed full ownership of Beechmont Veterinary Hospital and practiced there until his retirement in 2003. Dr. Schappert is involved in many civic and professional organizations in the community. He is especially active in the LifeLong Learning Society at Christopher Newport University. Dr. Schappert serves on the Strategic Planning Committee, Board Risk Committee, Real Estate and Branch Committee and the Directors Loan Committee. Dr. Schappert is Co-Chairman of the Company's Peninsula Regional Board. The Board feels that his organizational skills and business background make Dr. Schappert a valuable asset as a director on the Company's Board.

Robert F. Shuford, Sr. – Mr. Shuford, Sr. received his B.S. degree in Business Administration from the University of North Carolina. He served as an officer in the U.S. Navy Supply Corps. Mr. Shuford, Sr. has an extensive operational background both in the financial industry and other civic and professional organizations with 50 years of service in different capacities for the Company and its affiliates. Mr. Shuford, Sr. serves on many of the Company's internal committees, as well as on the Trust Company's Board. This background enables Mr. Shuford, Sr. to contribute his resulting expertise and perspectives to board discussions regarding strategic planning. In addition, Mr. Shuford, Sr.'s previous service in policy-making positions at other organizations also demonstrates that he has the leadership skills required of a director of the Company.

Robert F. Shuford, Jr. – Mr. Shuford, Jr. received his B.S. in Biomedical Engineering from Duke University, and served as an officer in the U.S. Navy. He has had previous management and technical experience in the operations, sales, and marketing fields as a Director and Vice President at other companies. Mr. Shuford, Jr. is a graduate of the Virginia Bankers Association School of Bank Management. In June 2012, he was promoted to Senior Executive Vice President Officer with executive responsibility for Branch Administration, Retail Services, Facilities, Bank Applications, Information Technology, Electronic Banking, Account Services and Marketing. In September 2015, he was promoted to President and CEO of the Bank. He formerly served as Senior Executive Vice President and Chief Operating Officer of the Bank. He has represented the Company in a financial capacity by serving on the local boards of a number of non-profit organizations. Mr. Shuford, Jr. has been appointed by the Mayor and the Governor to serve the City of Hampton and the Commonwealth of Virginia in various capacities. He also serves on many of the Company's internal committees. This experience and management background makes him an excellent candidate to serve as a director of the Company.

Ellen Clark Thacker – Mrs. Thacker received her B.A. in English from Virginia Commonwealth University. Mrs. Thacker worked at BFI Waste Services from 1983 until 2007. She began as an intern and was promoted to District Vice President/General Manager. She was responsible for the overall operational and financial management of the company and managed 50 employees and annual revenues in excess of $20 million. Mrs. Thacker worked as Executive Director of the Gloucester-Mathews Humane Society until November 2012. She is currently Director of the Peninsula SPCA. Mrs. Thacker is affiliated with various organizations in the community. Mrs. Thacker serves on the Executive Committee, Board Risk Committee and Compensation and Benefits Committee, Strategic Planning Committee, and is Chairman of the Company's Audit Committee. She also serves on the Trust Company's Board. The Board feels that Mrs. Thacker is an asset to the Company as a director because of her previous leadership and operational experience, as well as her non-profit experience.

Joseph R. Witt – Mr. Witt received his B.S. in Commerce from the University of Virginia, his M.B.A. from the University of Richmond and is a licensed Certified Public Accountant in the Commonwealth of Virginia. He worked as an auditor and tax accountant for international accounting firms for five years after graduating from college with a degree in Accounting. He spent eight years as Director of Finance for a national medical distribution company. He joined Ferguson Enterprises in 1996 as Corporate Controller and served as Ferguson's Corporate Treasurer from 1999 to 2008. Mr. Witt joined the Bank in 2008 as an Executive Vice President to lead the Corporate Banking area. He served as Human Resources Director since July 2010 and in 2012 was promoted to Senior Executive Vice President and Chief Administrative Officer with executive responsibility for Commercial Lending, Treasury Services, Credit Administration, Finance, Human Resources and Old Point Mortgage, LLC. In 2015, Mr. Witt was promoted to Senior Executive Vice President and Chief Business Development Officer. His primary responsibilities include development of new business, oversight of fee based business and expanding lines of business. He is active in many civic and professional organizations in the community and serves on many of the Company's internal committees, as well as on the Trust Company Board. The Board feels that Mr. Witt's extensive financial education and experience make him an asset to the Company's Board.

None of the directors currently serves, or has within the past five years served, as a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act.

There are three family relationships among the directors and executive officers. Mr. Shuford, Sr. and Dr. Schappert are married to sisters. Mr. Shuford, Sr. is the father of Mr. Shuford, Jr. Mr. Ishon is the brother-in-law of Mr. Jordan, II. The Board does not believe that these family relationships are material to an evaluation of the ability or integrity of these individuals or their ability to act in an independent manner. The Board is not aware of any involvement in legal proceedings by any of the Company's directors or executive officers that would be material to an evaluation of the ability or integrity of any director or executive officer.

The Board of Directors recommends that stockholders vote "FOR" the individuals nominated above to serve as Directors.

Resolution of Stockholder Nomination

On March 16, 2016, the Company entered into a settlement agreement (the Settlement Agreement) with Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P., PL Capital/Focused Fund, L.P., PL Capital, LLC, PL Capital Advisors, LLC, Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, Mr. John W. Palmer and Mr. Richard J. Lashley, as Managing Members of PL Capital, LLC, PL Capital Advisors, LLC and Goodbody/PL Capital, LLC (collectively, the PL Capital Group), and Mr. Keefe.

Among other things, the Settlement Agreement provides that:
•
the PL Capital Group irrevocably withdrew its letter dated December 30, 2015 providing notice to the Company of its intent to nominate Mr. Keefe for election to the Board of Directors at the Annual Meeting;

•	the PL Capital Group and Mr. Keefe agreed to cease all solicitation efforts in connection with the Annual Meeting;

•
the Board of Directors will, until the termination of the Settlement Agreement: (i) nominate Mr. Keefe for election as director to the Board of Directors at the Annual Meeting and any subsequent annual meeting until the agreement is terminated; (ii) recommend that the Company's stockholders vote in favor of the election of Mr. Keefe; (iii) solicit proxies for the election of Mr. Keefe; and (iv) if elected to the Board of Directors, appoint Mr. Keefe to the Board of Directors of the Bank;

•
the PL Capital Group and Mr. Keefe will, until the termination of the Settlement Agreement: (i) vote all their common stock of the Company in favor of each nominee and each proposal recommended by the Board of Directors and against each nominee and each proposal not recommended by the Board of Directors; and (ii) comply with the terms of customary standstill provisions; and

•	the PL Capital Group, Mr. Keefe and the Company agreed to customary covenants not to sue and non-disparagement provisions until the termination of the Settlement Agreement.

The Settlement Agreement may be terminated by either side, among other instances, (i) at any time following the date of the Company's 2017 Annual Meeting of Stockholders and (ii) upon a material breach by the other party if such breach has not been cured within a 30-day cure period.

A copy of the Settlement Agreement was included as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the SEC on March 17, 2016.

Corporate Governance

The Board of Directors is elected by the Company's stockholders; the Board, in turn, is the Company's governing body, responsible for hiring, overseeing and evaluating management. Management is charged with the day to day operations of the Company and its affiliates.

The Board's primary responsibility is to provide oversight, counseling and direction to management in their efforts to fulfill the corporate strategy in maximizing opportunities, while addressing related business risks. The Board has delegated various responsibilities and authority to different Board committees, which include the Executive Committee, Audit Committee, Directors Loan Committee, Compensation and Benefits Committee and Board Risk Committee.

Management has been delegated the authority and responsibility for managing the Company's lines of businesses in a manner consistent with the Company's Strategic Plan and Code of Ethics, and in accordance with any specific plan, instructions or direction of the Board of Directors or one of the Board's committees. The Chief Executive Officer and management are required to seek the advice and, in appropriate situations, the approval, of the Board with respect to extraordinary actions to be undertaken by the Company.

The Company currently combines the role of Chairman with the role of CEO because it believes that Mr. Shuford, Sr., is most familiar with the Company's business and industry and best suited to lead the Board discussions and execution of strategy. At this time, having one person serve as both Chairman and CEO demonstrates to the Company's employees, stockholders and customers that the Company is under strong leadership. At this time, this structure promotes accountability and effective decision-making. The Company's independent directors bring experience, oversight and expertise from outside the company and industry, while the CEO brings company-specific experience and expertise. The Board believes that the combined role of Chairman and CEO promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance. Mr. Shuford, Sr. also serves as Chairman of the Bank Board of Directors. Robert F. Shuford, Jr. was appointed President and CEO of the Bank on September 8, 2015, in connection with Mr. Morris's retirement, and Mr. Jordan, II serves as President and CEO of the Trust Company. The Board believes that this leadership structure is currently the most appropriate for the Company.

In addition, Dr. Greene serves as Chairman of the independent directors; presides over executive sessions quarterly with independent directors to discuss matters that they would bring back to management for further discussion; presides over executive sessions with independent directors whenever director elections are to be discussed and this information is brought back for discussion and a vote by the full Board; serves as a liaison between the Chairman and the independent directors; has the authority to call meetings of the independent directors; participates in retaining consultants who report directly to the Board; assists the Board and Company officers in assuring compliance and implementation of governance principles; and advises the independent directors in fulfilling their roles. As Chairman of the Compensation and Benefits Committee, he also oversees the process of hiring, firing, evaluating, and compensating the CEO. Prior to the formation of the Nominating Committee, Dr. Greene also recommended to the Board committee assignments for various Board committees. Dr. Greene's professional background, experience and education make him instrumental in serving as Chairman of the independent directors for the Board of Directors. The Board periodically reviews its leadership structure to determine if it is still the most appropriate for the Company.

Board Role in Oversight of Risk

The Board of Directors has responsibility for oversight of the Company's risk. The Board of Directors manages risk through representative participation on the Company's committees. Minutes and reports of committee meetings are reviewed by the Board. Policies for all major risk areas are approved annually by the Board. Independent review and monitoring functions within the Company report to respective committees addressing areas of financial, liquidity, operational, credit, fiduciary, and compliance risks. Committees with a major role in risk oversight are the Audit Committee, Directors Loan Committee, Asset and Liability Committee, Compensation and Benefits Committee, Strategic Planning Committee and Board Risk Committee.

The Audit Committee, composed of independent directors, oversees the Company's management of significant risks by reviewing the scope of work and reports from the Company's independent registered public accounting firm, internal audit, the independent loan review firm and the regulatory management function.

The Directors Loan Committee analyzes lending activities, significant credits, and evaluates credit risk. The Audit Committee reviews the scope of and reports, from the independent loan review firm.

The Asset and Liability Committee and subcommittee thereof monitor and report to the Board on the management of the asset and liability risk of the Company.

The Compensation and Benefits Committee assesses the fairness of, and the risks associated with, the compensation and benefits structure.

The Strategic Planning Committee evaluates global risks in the development of the Company's strategic plan.

The Board Risk Committee oversees the management of the Company's Enterprise Risk Management Program.

As circumstances warrant, the Committees present reports to the Board of Directors regarding the respective committee's analysis of the risks and steps the committee recommends that the Board and management take to address these risks.

Board Committees and Attendance

The Board of Directors is comprised of a majority of "independent directors," as defined by the listing standards of the NASDAQ Stock Market. Independent directors do not receive consulting, legal or other fees from the Company other than Board and committee compensation. Although companies affiliated with certain of these directors provide goods and services to the Company, the Board of Directors has determined in accordance with the NASDAQ listing standards that these independent directors have no relationships with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent directors are Messrs. Adams, Chisman, Evans, Glasser, Langley, Dr. Greene and Mrs. Thacker. Mr. Morgan, who served as a director until May 26, 2015, was also independent. Mr. Keefe, who is a new nominee, has also been determined to be independent.

The Board reviews each director's independence status on an annual basis to ensure compliance with NASDAQ listing standards. In addition to reviewing the relationships and transactions disclosed under "Compensation and Benefits Committee Interlocks and Insider Participation" and under "Interest of Management in Certain Transactions" below, the Board also considered the relationships discussed below in determining each director's independence status.

The Board considered the relationship between the Company and the law firm of Glasser & Glasser, of which Mr. Glasser is a partner, which law firm received fees of approximately $45 thousand for performance of legal services for one of the Company's subsidiaries in 2015. The Board also considered the relationship of Mr. Glasser and Crown Center Associates with the Company (discussed under Interest of Management in Certain Transactions). The Board has determined that these relationships do not interfere with Mr. Glasser's ability to act in an independent manner.

The Board also considered the relationship of J. R. Chisman Development Company, of which Mr. Chisman is owner, with the Company. J. R. Chisman Development Company received fees of approximately $13 thousand from the Company for performance of services in 2015. The Board has determined that the relationship does not interfere with Mr. Chisman's ability to act in an independent manner.

The Board also considered the relationship of former director Mr. Morgan and Morgan-Marrow Insurance with the Company (discussed under Interest of Management in Certain Transactions). The Board determined that this relationship does not interfere with Mr. Morgan's ability to act in an independent manner.

During 2015 there were 13 meetings of the Board of Directors of the Company. Each director attended at least 75% of all meetings of the Board and committees on which he or she served.

The independent directors also met in regularly scheduled executive sessions in January, March, June, and December of 2015.

The Company has not adopted a formal policy on Board members' attendance at its annual meetings of stockholders, although all Board members are invited and encouraged to attend and, historically, most have done so. All 13 Board members attended the Company's 2015 Annual Meeting of Stockholders.

The Board of Directors of the Company has standing Executive, Audit, Compensation and Benefits and Nominating Committees.

Executive Committee. Through September 4, 2015, the members of the Executive Committee were Messrs. Shuford, Sr. (Chairman), Morris, Glasser, and Dr. Greene and Mrs. Thacker. Current members of the Executive Committee are Messrs. Shuford, Sr. (Chairman), Shuford Jr., Glasser and Dr. Greene and Mrs. Thacker. The Executive Committee serves in an advisory capacity, reviewing matters and making recommendations to the Board of Directors. The Executive Committee met four times in 2015.

Compensation and Benefits Committee. The Compensation and Benefits Committee currently consists of four non-employee directors, Dr. Greene, (Chairman), Messrs. Chisman, Evans, and Mrs. Thacker. The Board of Directors has determined that the members of the Committee are "independent directors" (within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules). In addition, no Committee member is a current or former employee of the Company or any subsidiary or affiliate. While the Committee members are not required to have certain qualifications or special knowledge, they each have held or currently hold high-level management and employee supervisory positions in their respective fields that include duties relating to compensation of employees at multiple levels.

The Committee reviews and recommends compensation adjustments for all exempt employees (including senior management). The Committee submits its recommendations to the full Board for final approval. The Committee met four times in 2015. The dates, meeting times and agenda items for committee meetings are set in accordance with the subject matter to be discussed and are determined by the Committee Chairman and the Human Resources Director.

The Compensation and Benefits Committee operates under a written charter adopted by the Board of Directors. The Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Compensation and Benefits Committee Charter is posted on the Company's website of www.oldpoint.com under the "Community" link, then the "Investor Relations" link and then under the "Governance Documents" link.

Audit Committee. Current members of the Audit Committee are Mrs. Thacker (Chairman), Messrs. Adams, Evans, and Dr. Greene. The Board of Directors has determined that all of the members of the Audit Committee satisfy the independence and financial literacy requirements for audit committee members under the NASDAQ listing standards and applicable SEC regulations. In addition, at least one member of the Audit Committee has past employment experience in finance or accounting or comparable experience which results in the individual's financial sophistication. The Board of Directors has also determined that Mr. Adams qualifies as an "audit committee financial expert" within the meaning of applicable regulations of the SEC promulgated pursuant to the Sarbanes-Oxley Act of 2002.

The Audit Committee assists the Board in its financial reporting oversight duties, internal controls, audit function, whistleblower policy, and other matters relating to corporate governance. The Audit Committee is responsible for the appointment, compensation, and oversight of the work of the Company's independent registered public accounting firm. The Audit Committee reviews on a regular basis the work of the Company's internal audit department, regulatory compliance function, and loan review department. It also reviews and approves the scope and detail of the continuous audit program, which is conducted by the internal audit staff to protect against improper and unsound practices and to furnish adequate protection for all assets and records. During 2015, the Audit Committee met five times.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee Charter is posted on the Company's website of www.oldpoint.com under the "Community" link, then the "Investor Relations" link and then under the "Governance Documents" link.

Nominating Committee. The Board formed the Nominating Committee on March 8, 2016. Current members of the Nominating Committee are Dr. Greene (Chairman), Messrs. Adams, Glasser, and Mrs. Thacker, each of whom is "independent" for this purpose according to NASDAQ listing standards. The Nominating Committee operates under a written charter adopted by the Board of Directors on March 8, 2016. The Committee will review and reassess the charter annually and will recommend any changes to the Board for approval. The Nominating Committee Charter is posted on the Company's website of www.oldpoint.com under the "Community" link, then the "Investors Relations" link and then under the "Governance Documents" link.

Prior to March 8, 2016, the Board of Directors did not have a standing nominating committee or nominating committee charter. Pursuant to a resolution passed by the Board of Directors and consistent with NASDAQ Listing Rules, director nominees were selected and recommended for consideration to the full Board of Directors by a majority of the directors who were independent according to the NASDAQ listing standards. For this purpose, prior to the formation of the Nominating Committee, the following directors were independent: Messrs. Adams, Chisman, Evans, Glasser, Langley, Morgan (who served until May 26, 2015), Dr. Greene and Mrs. Thacker.

In addition to recommending to the full Board whether or not current directors should be nominated for re-election, the Nominating Committee also identifies new candidates in the event of a vacancy on the Board. The Committee identifies potential director candidates from a variety of sources, including management, consultants and other individuals likely to possess an understanding of the Company's business and knowledge of suitable candidates. The Nominating Committee evaluates the experience, qualifications, attributes and skills of candidates for membership to the Board of Directors. Following this evaluation process, candidates are recommended by the Committee for nomination by the full Board of Directors. The full Board then selects nominees to recommend to the Company's stockholders in the annual election process or appoints new directors to serve until the next annual election.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought to complement the existing Board composition. However, in making their nomination recommendations to the Board of Directors, the Nominating Committee considers, among other things, an individual's business experience, industry experience, technical skills, financial background, geographic representation, community involvement, breadth of knowledge about issues affecting the Company, leadership experience, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual. The Committee also considers issues of independence and potential conflicts of interest. Also, while the Company does not have a formal diversity policy, the Committee believes that the Board should include directors with diverse experience and backgrounds that reflect the needs of the Board. In addition, the Nominating Committee seeks director candidates that will result in the Board of Directors consisting of a majority of independent directors at all times.

The specific experience, qualifications, attributes and/or skills that led the Nominating Committee and the Board to conclude that the director candidates should serve as directors are discussed further in proposal one.

The Committee also recommends to the Board members to serve on the various committees of the Board as described in this proxy statement.

While there are no formal procedures for stockholders to submit director candidate recommendations, the Nominating Committee will consider candidates recommended in writing by stockholders entitled to vote in the election of directors. Such written submissions should include the name, address, and telephone number of the recommended candidate, along with a brief statement of the candidate's qualifications to serve as a director. All such stockholder recommendations should be submitted to the attention of the Company's Secretary at the Company's principal office located at 1 West Mellen Street, Hampton, Virginia 23663 and must be received by January 2, 2017 in order to be considered by the Committee for the next annual election of directors. Any director candidate recommended by a stockholder will be reviewed and considered by the Committee in the same manner as all other director candidates based on the qualifications described above.

In addition, in accordance with the Company's bylaws, any stockholder entitled to vote in the election of directors may nominate an individual for director. Notice of the intent to make any such stockholder nomination must be in writing and must include sufficient background information with respect to the nominee, including his or her name, address, principal occupation, and a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the nominee should serve as a director, sufficient identification of the nominating stockholder, including his or her name, address and principal occupation and a representation by the stockholder of his or her eligibility and intention to appear at the annual meeting (in person or by proxy) to nominate the individual specified in the notice, a description of any arrangements or understandings between the stockholder and the nominee or others regarding the nomination, an indication of the total number of shares expected to be voted for the nominee, and the nominee's written consent to the nomination. Notice of any stockholder nomination must be received by the Company's Secretary at the Company's principal office in Hampton, Virginia, no later than February 28, 2017 for the 2017 Annual Meeting; provided, however, that such notice will not be required to be given more than 90 days prior to the 2017 Annual Meeting.

Compensation and Benefits Committee Interlocks and Insider Participation

Current members of the Compensation and Benefits Committee are Dr. Greene (Chairman), Messrs. Chisman, Evans, and Mrs. Thacker. None of these individuals is or has been an officer or employee of the Company or any of its affiliates. Furthermore, none of the Company's executive officers has served on the board of directors or compensation committee of any company of which an executive officer of such company served as a director of the Company or as a member of the Compensation and Benefits Committee.

During 2015 and through the present time, there have been transactions between the Company's banking subsidiary and certain members of the Compensation and Benefits Committee or their associates, all consisting of extensions of credit by the Bank in the ordinary course of business. Each transaction was made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other unrelated persons. In the opinion of management, none of these transactions involved more than the normal risk of collectability or presented other unfavorable features.

Stockholder Communications with the Board of Directors

The Company provides an informal process for stockholders to send communications to the Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by addressing their written correspondence to Old Point Financial Corporation, Board of Directors, c/o Corporate Secretary, P.O. Box 3392, Hampton, Virginia 23663 or gjordan@oldpointtrust.com. Correspondence directed to an individual Board member will be referred, unopened, to that member. Correspondence not directed to a particular Board member will be referred, unopened, to the Chairman of the Board.

Interest of Management in Certain Transactions

Some of the Company's directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. All loans and commitments to lend to such individuals were made in the ordinary course of business, upon substantially the same terms, including interest rates and collateral and repayment terms, as those prevailing at the time for comparable transactions with other unrelated persons and in the opinion of management did not involve more than normal risk of collectability or present other unfavorable features. Pursuant to our written Insider Policy, all directors and executive officers (including our named executive officers), who have any direct or indirect financial or other interest in any business that competes with, supplies goods or services to, or is a customer of the Company or the Bank, in an amount greater than $25 thousand or aggregate business dealings with the Company or the Bank greater than $120 thousand per calendar year are considered significant and must be submitted to the Board of Directors for approval. Directors and executive officers are expected to make reasoned and impartial decisions in the workplace. As a result, approval of the proposed business is denied if the Board believes that the director's or executive officer's interest in such business could influence decisions relative to the Company's business, or have the potential to adversely affect the Company's business or the objective performance of the director's function or executive officer's work. The Board of Directors is responsible for overseeing compliance with the Insider Policy.

Mr. Glasser is a partner of the law firm of Glasser & Glasser, which received fees of approximately $45 thousand for performance of legal services for one of the Company's subsidiaries in 2015. Mr. Glasser is also a managing partner of CCA Managing Co. LLC, which is the managing partner of Crown Center Associates. The Bank has a lease with Crown Center Associates for one of its branches. The original lease was a ten-year lease signed August 16, 2000 (eight years prior to Mr. Glasser joining the Company Board) with two five-year renewal periods. Approximately 24% of Crown Center Associates is owned by Michael A. Glasser Family LLC. M. Richard Glasser is the brother of Michael A. Glasser and owner of M. Richard Glasser LLC, which owns 50% of Crown Center Associates. In 2015, the lease was renewed for an additional five-year term from December 1, 2015 to November 30, 2020. The aggregate amount due from the Bank to Crown Center Associates on the renewed lease is $394 thousand from December 1, 2015 through its expiration date of November 30, 2020. The dollar amount of Mr. Michael Glasser's interest in the renewed lease when aggregated with the interests of these family businesses is approximately $197 thousand. Mr. Michael Glasser did not participate in the negotiation or approval of the renewal of the lease.

Mr. Morgan is the President of Morgan-Marrow Insurance, which provided insurance for the Company's subsidiaries. During 2015, Morgan-Marrow received premiums of approximately $402 thousand from the Company or its subsidiaries for this service.

The relationships of Messrs. Glasser and Morgan with the Company and the lease disclosed above and under "Board Committees and Attendance" were approved by the Board of Directors pursuant to the Insider Policy.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation and Benefits Committee (for purposes of this discussion, the Committee) of the Board of Directors has responsibility for establishing, implementing and monitoring adherence with the Company's compensation philosophy. The Committee ensures that the total compensation paid to the Company's executive management is fair and reasonable.

Throughout this proxy statement, the individuals who served as the Company's Chief Executive Officer (CEO) and Chief Financial Officer (CFO) during 2015, as well as the other executive officers included in the Summary Compensation Table on page 26, are referred to as the named executive officers or NEOs. The Company's senior management includes its NEOs.

General Philosophy

The Company compensates its senior management through a mix of base salary, bonus and, in some years, equity compensation, designed to motivate, attract and retain executive talent, consistent with pay-for-performance principles, and to align management's incentives with the long-term interests of stockholders, while limiting risk appropriately and maintaining the safety and soundness of the organization. The process of determining compensation consists of establishing targeted overall compensation for each senior manager and then allocating that compensation between base salary and incentive compensation. At the officer level, the Committee designs the incentive compensation to reward company-wide performance. Beginning in 2015, the Committee made awards contingent on achievement of a minimum budgeted net income goal in order to establish an incentive target opportunity for each participant under the incentive compensation plan. After each participant's incentive target opportunity is established, awards will be determined following the end of the plan year based on the performance of the Company and, for employees who are not NEOs, individual/team performance against established goals. Incentive awards for NEOs will be tied solely to Company performance. Generally, the types of compensation and benefits provided to the Company's senior management are intended to be similar to those provided to other executive officers in comparable institutions in Virginia. The Committee believes it is important to have the most capable managers in place and that it would be a disservice if executives were not adequately rewarded.

2015 Say on Pay Vote

In connection with the 2015 annual meeting of stockholders, the Company asked its stockholders to approve the compensation of the Company's named executive officers as disclosed in the proxy statement. Although the advisory vote on executive compensation was non-binding, the Committee considered the outcome of this vote when making subsequent compensation decisions for the CEO and other executive officers. At the Company's 2015 annual meeting of stockholders held on May 26, 2015, approximately 98% of the stockholders who voted on the "say-on-pay" proposal approved the compensation of the Company's named executive officers, while approximately 2% voted against. In light of such strong stockholder support, the Committee did not make any significant changes to the Company's executive compensation practices in 2015 compared to 2014, other than the changes discussed below relating to incentive compensation.

Board Process

Compensation adjustments and monetary awards to executive officers are recommended by the Committee for approval by the full Board of Directors, which makes the final decisions. Mr. Shuford, Sr., CEO (Company), hereafter referred to as CEO, Mr. Shuford, Jr., President and CEO (Bank) and Mr. Witt, Senior Executive Vice President and Chief Business Development Officer (SEVP/CBDO), all of whom serve on the Company's Board of Directors, are not present during deliberations or voting with respect to their compensation. Prior to his retirement, Mr. Morris, the Bank's former President and CEO (retired), also served on the Company's Board of Directors and was also not present during deliberations or voting with respect to his compensation.

Generally, on its own initiative, the Committee reviews the individual performance for the CEO and the President and CEO (Bank), and following discussions with those individuals, recommends their compensation levels to the full Board of Directors (excluding the CEO and the President and CEO (Bank)). For the remaining NEOs, the CEO and the President and CEO (Bank) make recommendations to the Committee that generally, with minor adjustments, are accepted by the Committee and presented to the full Board of Directors for approval annually during the month of March.

In years when it grants equity compensation to executive officers, the Committee recommends to the full Board of Directors equity grants to the CEO based on the Committee's evaluation of his performance and to other executive officers based on the recommendation of the CEO.

In 2014 and 2015, the Committee engaged Pearl Meyer & Partners (Pearl Meyer), an independent compensation consultant, to assist the Committee in revising the Company's incentive compensation for officers. As described below, the new incentive plan was in effect for 2015.

During 2014 and 2015, Pearl Meyer did not provide any consulting services to the Company other than in connection with the incentive compensation for officers, and it maintains no other economic relationship with the Company. The Committee assessed the independence of Pearl Meyer pursuant to SEC and NASDAQ rules and concluded that the advice it receives from Pearl Meyer is objective and not influenced by other relationships that could be viewed as conflicts of interest.

Targeted Overall Compensation

To assist in establishing the aggregate level of compensation that the Company will pay, the Committee utilizes a peer group analysis prepared by SNL Financial of all financial institutions in Virginia with assets ranging from $600 million to $1.5 billion. The 14 companies comprising the peer group for 2015 were: Access National Corporation; C&F Financial Corporation; Community Bankers Trust Corporation; Eagle Financial Services, Inc.; Eastern Virginia Bankshares, Inc.; F & M Bank Corp.; First National Corporation; Middleburg Financial Corporation; Monarch Financial Holdings, Inc.; National Bankshares, Inc.; New Peoples Bankshares, Inc.; Old Point Financial Corporation; Southern National Bancorp of Virginia, Inc. and Xenith Bankshares, Inc. Generally, targeted overall compensation correlates to what these financial institutions would offer individuals to fill executive management positions with similar skills and backgrounds to those the Company employs. Additionally, total compensation is established relative to the Company's performance and internal/external peer comparisons.

Based on the peer compensation analysis and review of Company and individual performance during 2015, the targeted overall cash compensation of the CEO in 2015 was established at $327,000, which is higher than the targeted cash compensation for 2014. This level of compensation is below the $440,515 average of the CEO cash compensation levels of the Company's peer institutions. While the Company's long-term goal is to bring the CEO's compensation level more in line with the average compensation levels of chief executive officers of the Company's peer institutions, over the past few years, the Company's performance has not warranted this action.

The Committee follows the same process with respect to establishing targeted overall compensation for the other NEOs. While the Committee considers the peer compensation analysis, the responsibilities of the Company's NEOs vary widely and the direct comparisons with the peer group are less helpful. Based upon the Committee's review of the peer compensation analysis and review of Company and individual performance during 2015, the Committee set the overall targeted compensation for the other NEOs at levels that are in the mid-range for positions among the peer group with similar scope of responsibility and required skill level.

Allocation Among Components

Under the Company's 2015 compensation structure, which did not include equity compensation, the approximate mix of base salary, incentive compensation and equity compensation was, as follows:
	Base Salary	Incentive Compensation	Equity Compensation

Chief Executive Officer	92%	8%	0%
President & CEO (Bank)	92%	8%	0%
President & CEO (Trust)	92%	8%	0%
Executive Vice Presidents	92%	8%	0%

In allocating compensation among base salary, annual bonus compensation and equity compensation, the Committee believes that the compensation of senior-most levels of management should begin with a base level. Bonuses and equity compensation, in years when such are granted, are awarded based on Company performance and are designed to encourage good behavior and best practices. Base salaries generally represent a large portion of the executive officers' total cash compensation and are generally considered to be average relative to the Company's peer financial institutions. Base salaries are also based on individual performance components.

The Committee believes that the top levels of management have the greatest ability to influence Company performance. Therefore, the Committee bases annual bonus compensation on Company performance. When the Company's performance is above budgeted goals, the top levels of management are rewarded. Likewise when the Company's performance does not meet budgeted expectations, the top levels of management receive a lower or no bonus.

In 2015, the overall compensation for executives did not include equity compensation awards because the Company's stock option plan expired in 2008 and had not been replaced. As discussed in proposal three of this proxy statement, the Board has adopted, subject to stockholder approval, the Old Point Financial Corporation 2016 Incentive Stock Plan. If approved by the stockholders, the Company will have the ability to issue equity compensation awards in the future.

Base Salaries

The Committee strives to provide executive management with a fair and reasonable level of assured cash compensation in the form of base salary given their professional status and accomplishments. The Company has a compensation structure with salary ranges for management including the CEO and other executive managers. These ranges are based on the peer compensation analysis discussed above. The last adjustments to the ranges were made in March 2016 in an effort to remain fair and reasonable within the Company's marketplace. The structure is designed to recruit and retain qualified personnel and is reviewed on an annual basis by the Committee to determine if adjustments to the ranges are appropriate. For 2015, the base salary ranges used for setting salaries were $175 thousand to $350 thousand for the CEO and from $120 thousand to $350 thousand for the other NEOs. For 2016, the base salary ranges used for setting salaries will be $230 thousand to $375 thousand for the CEO and from $140 thousand to $375 thousand for the other NEOs.

In years prior to 2015, each February, the Committee recommended the base salary of the CEO within the established range to the Board of Directors. Within this range, the CEO's base salary is determined using the peer compensation analysis in addition to the CEO's individual and Company performance during the prior year. The base salary of the CEO as of April 1, 2015 was $300,000, which reflected no change in base salary since 2009. This decision reflected the Committee's and the Board's views, that the CEO's base compensation should remain stationary until the earnings of the Company improve. Beginning in 2015, the Committee recommended the base salary of the CEO in March.

For the executive officers other than the CEO, in years prior to 2015 each February the Committee recommended the executive's base salary within the established range to the Board of Directors, based on the recommendation of the CEO, President & CEO (Bank), and President & CEO (Trust). The base salaries of other officers including the other executive officers are determined using the peer compensation analysis in addition to the officer's individual performance during the prior year and the Company's performance during the prior year, based on the same performance objectives used for the CEO. Beginning in 2015, the base salaries of the executive officers were recommended in March.

The CFO, President and CEO (Bank), SEVP/CBDO and President and CEO (Trust) each received a modest salary increase effective April 1, 2015. In addition, in connection with his promotion to President and CEO (Bank), effective October 16, 2015, Mr. Shuford, Jr.'s base salary was increased to $300,000, the same base salary level for Mr. Morris when he served in that role.

Bonuses

In 2015, the Committee believed that the annual bonus compensation plan for the CEO and the bonus plan for the other executive officers needed revision. On March 10, 2015, the Board of Directors upon recommendation of the Committee approved the Old Point Financial Corporation Incentive Plan (the Incentive Plan) for the Company's exempt employees that are at officer level 2 and above, which includes all of the named executive officers.

The Incentive Plan is designed to motivate and reward Participants for the achievement of fiscal year financial and non-financial objectives that directly contribute to the success of the Company. The Incentive Plan provides for the potential payment of annual cash bonus awards to designated exempt employees of the Company and its subsidiaries (Participants) based on the achievement of Company and, in the case of employees below officer level 5, individual and team performance goals established by the Committee or CEO, as appropriate, for each plan year.

Under the Incentive Plan, at the beginning of each plan year, the Committee, upon the recommendation of the CEO, will approve Participants for the year. The Committee or the CEO, as appropriate, will also establish target bonus amounts and performance goals and weighting for the determination of bonus awards for each Participant for the year. Following the end of each year, the Committee, upon the recommendation of the CEO, will review Company and where applicable, individual and team performance against the established goals and determine the cash bonus award earned by each Participant, if any. Bonuses earned under the Incentive Plan are paid in cash during the first quarter following the end of each plan year.

The target bonus amounts and performance goals and weightings for a plan year will not be the same for all Participants, but the primary Company performance goal under the Incentive Plan will be the Company's budgeted amount for net income for the year.

To ensure dollars are available based on performance to fund the Incentive Plan, the Company must achieve a threshold (minimum) level of budgeted net income each year to formally fund the Incentive Plan. If the threshold level of budgeted net income is not achieved, the plan will not activate. However, the Committee has the ability to make discretionary awards to key performers if the plan does not activate. The Committee also has discretion to modify, increase or eliminate awards based on any positive or negative business factors.

Each year, a Participant will be eligible to earn a cash bonus award consisting of a target base bonus award that may be increased or decreased based on the Company's net income for the plan year as well as Company and, in the case of employees below officer level 5, individual and team performance against other established goals. The target bonus amounts will be equal to a percentage of the Participant's base salary actually earned during the plan year. The threshold is the amount received if 60% of the objectives are met. The maximum is the amount received if all objectives are exceeded and reach the maximum level of performance allowed by the plan's design.

In order to pay incentive awards at the target level, the Company must achieve its budgeted net income goal for the year. If net income does not reach that level, each Participant's incentive target opportunity will be reduced in accordance with a matrix approved by the Committee for the year. If net income exceeds the target each Participant's incentive target opportunity will be adjusted higher in accordance with the matrix. No adjustments are made based on performance in between performance levels in the matrix. Incentive target opportunities will not adjust upward until the next performance level is achieved.

Actual awards can range from 0% to 150% of the adjusted target depending on performance. Threshold (i.e., minimum acceptable) performance will pay out at 50% of target and achieving stretch (i.e., superior) performance can result in awards up to 150% of target. For example, if a Participant's adjusted target incentive opportunity is 4.00%, the threshold payout opportunity would be 2.00% (4% * 50%) and the stretch/maximum payout opportunity would be 6% (4% *150%).

Incentive awards for officers in officer level 5 and 6, which includes all the NEOs, are tied to only Company performance and are not adjusted for individual performance.

The Incentive Plan also contains a clawback provision, providing that in the event the Company is required to prepare an accounting restatement due to error, omission or fraud, each executive officer may be required to reimburse the Company for part or the entire incentive award received.

For 2015, each of the Company's NEOs was a Participant in the Incentive Plan except for Mr. Morris, who was no longer eligible to participate in the Incentive Plan in connection with his retirement. The target bonus amounts for each of the remaining NEOs for 2015 was 9.00% of annual base salary earned.

For 2015, the budgeted net income goal was $4.8 million. The minimum level of net income required to fund the Incentive Plan for 2015 was 90% of this goal, which would result in an adjusted threshold payout opportunity of 2.25% of annual base salary. In order to payout incentives at target, the Company would need to achieve its budgeted net income goal. In order to payout incentives at the maximum level at least 120% of the budgeted net income goal must be achieved, which would result in an adjusted maximum payout opportunity of 16.2% of annual base salary earned for 2015.

As noted above, under the Incentive Plan, the Committee has the discretion to modify awards based on any positive or negative business factors. The Board realized during 2015 that certain nonrecurring or unanticipated events would affect net income for the year. The Committee determined that participants in the Incentive Plan should not be penalized for these events that would result in lower net income because these events were the result of Board decisions during 2015 that were outside of the control of the participants. As a result the Committee, with agreement of the Board, approved adjustments to the net income and other performance goals relating to these nonrecurring or unanticipated items of expense or loss. These adjustments were expenses related to Mr. Morris's retirement as well as decisions related to OREO properties. As a result of these adjustments, the revised net income goal under the plan was $3.9 million. The Company's net income for 2015 was $3.6 million which was 92.3% of the revised net income goal. Therefore, the adjusted target payout opportunity for each of the NEOs participating in the plan for 2015 was 4.5% of his or her annual base salary earned for 2015.

The 2015 target bonuses and performance goals for the Company's named executive officers were based on achieving the budget goals for the following performance measures:

•	Return on Average Assets (weighting 50%)
•	Net Non-Interest Expense to Average Assets (weighting 25%)
•	Non-performing Assets to Total Assets (weighting 25%)

In 2015, the original target goal, the actual outcome and the achievement based on the revised target goal, reflecting the same adjustments as discussed above, for each of these performance measures for 2015 were as follows:

Performance Measurement	Goal	Actual	Revised Achievement	Revised Achievement Level

Return on Average Assets	0.55%	0.41%	0.52%	Threshold

Net Non-interest Expense to Average Assets	2.40%	2.49%	2.37%	Target

Non-performing assets to Total Assets	0.79%	0.82%	0.82%	Threshold

Based on the above calculations, the bonus amount earned for 2015, under the Incentive Plan equated to a bonus payment of 3.94% of annual base salary for each NEO, other than the Bank's former President and CEO, Mr. Morris, who was not eligible for a bonus due to his retirement. In light of the Company's earnings for 2015 and on the recommendation of each of Mr. Shuford, Sr., Mrs. Grabow, Mr. Shuford, Jr., Mr. Witt, and Mr. Jordan, II, the Board did not pay a bonus to Mr. Shuford, Sr. and only paid three fourths of the calculated bonus to Mrs. Grabow and Messrs. Shuford, Jr., Witt and Jordan, II.

Equity Compensation

Historically, the primary form of equity compensation has been incentive stock options. The Company used stock options because of the favorable accounting treatment and the near universal expectation by employees in the industry that they would receive stock options. Beginning in 2006 the accounting treatment for stock options changed and became less attractive to the Company; however, with the Committee's approval, the Company issued stock options using a multi-year vesting approach which spread the financial impact to the Company over a five-year period. No incentive stock options were granted from 2008 through 2015 because the Company's stock option plan expired in 2008. As discussed in proposal three of this proxy statement, the Board has adopted, subject to stockholder approval, the Old Point Financial Corporation 2016 Incentive Stock Plan. If approved by the stockholders, the Company will have the ability to issue equity compensation awards in the future.

Severance Pay

The Company does not have any employment contracts with its NEOs. Therefore, their severance pay is determined on a case-by-case basis by Management and the Board of Directors. For discussion of the severance pay for Mr. Morris in connection with his retirement, see "Morris Separation Agreement" on page 31.

Perquisites and Other Compensation

None of the NEOs received perquisites or other personal benefits in excess of $10,000 in 2015. These benefits would be detailed in the table entitled "All Other Compensation" if perquisites or other personal benefits in excess of $10,000 had been received.

The Committee reviews any perquisites that the CEO and the other NEOs may receive on an annual basis. In general, the Company does not provide its executives with many of the types of perquisites that other companies offer their executives, such as personal use of a company vehicle or vehicle allowances. Exceptions are made when an NEO has responsibilities, such as sales and customer relationship management that require certain allowances to be paid. In addition to the base salary and incentive compensation described above, the Company provides its NEOs with the same benefit package available to all of its salaried employees. This package includes:

•	Medical and dental insurance (portion of costs);
•	Medical/dependent care reimbursement plan;
•	Health Savings Plan;
•	Life insurance;
•	Short and long-term disability insurance; and
•	Participation in the Company's 401(k) plan, including the Company match.
Until September 30, 2006, the Company maintained a traditional defined benefit pension plan (the Employee Retirement Plan). However, since September 30, 2006, no new participants are being added to the plan, and the benefits under the plan for existing participants have been frozen. As a counterbalance, the Committee enhanced the 401(k) plan effective January 1, 2007. The Company provides an immediately vested safe harbor match of 100% of an employee's salary deferral up to 4% of their compensation.

The Company also offers post-retirement life insurance benefits to senior management in the form of a split dollar plan and a Management Section 162 Life Insurance Plan (162 Plan). For the split dollar plan, the Company owns the policy and cash values provide an annual return to the Company while providing a term insurance benefit to the individual employee, utilizing Bank Owned Life Insurance (BOLI) with a portion of the death benefit endorsed to the insured officer through a split dollar agreement. The amount endorsed under the BOLI equaled 300% of the current base salary, with the amount to increase 4% each year through termination or retirement. If the officer remains in the Company's employment through retirement, and has not elected to participate in the 162 Plan discussed below, the officer would receive a post-retirement benefit equal to 50% of the pre-retirement benefit.

Due to the accounting rules issued by The Emerging Issues Task Force of the Financial Accounting Standards Board, the economics of BOLI have changed for the Company. Beginning in 2008, in lieu of BOLI, the NEOs that are fully vested in the split dollar plan are eligible to participate in the 162 Plan which offers key executives permanent life insurance protection which they own and maintain from inception of the policy. For any NEO electing to participate in the 162 Plan, the Company pays annual premiums until the individual reaches retirement age. The Company also grosses up the NEO's income with respect to taxes owed in connection with the 162 Plan premiums. During the period leading up to retirement age, the BOLI benefit to the NEO decreases in the same proportion that the 162 Plan benefit increases. As of the end of 2015, all the NEOs took advantage of one or both of these benefits.

Relocation Benefits

The Company does not have a policy providing relocation benefits.

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company generally may not deduct annual compensation of more than $1 million that is paid to certain individuals. To date, the Company's compensation practices have not caused this limit to be reached or exceeded.

Stock Ownership Guidelines

Although the Committee believes that significant levels of stock ownership will assist in retaining qualified and motivated executive officers, the Committee has not established stock ownership guidelines for any of its officers.

The following table summarizes the total compensation for the years ended December 31, 2015, December 31, 2014, and December 31, 2013 of the Company's CEO, Executive Vice President and CFO (Bank), and each of the Company's next four most highly compensated officers, except that Mr. Jordan, II was not one of the NEOs for 2014 or 2013, and accordingly, information with respect to Mr. Jordan, II's compensation for such years is not provided.

Summary Compensation Table
Fiscal 2013, 2014 & 2015
Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion (2) ($)	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings (3) ($)	All Other Compensa-tion (4) ($)	Total ($)
Robert F. Shuford, Sr., Chairman, President & CEO (Company)	2015	$300,000	--	--	--	--	--	$10,600	$310,600
	2014	$300,000	--	--	--	--	$127,216	$10,400	$437,616
	2013	$300,000	$12,000	--	--	$4,298	$5,879	$10,200	$332,377
Laurie D. Grabow, EVP/CFO (Bank)	2015	$197,450	--	--	--	$5,666	$2,751	$15,466	$221,333
	2014	$188,500	--	--	--	--	$62,063	$15,106	$265,669
	2013	$180,167	--	--	--	$9,788	--	$14,773	$204,728
Robert F. Shuford, Jr., President and CEO (Bank)	2015	$274,821	--	--	--	$7,883	$332	$10,600	$293,636
	2014	$233,833	--	--	--	--	$13,827	$9,353	$257,013
	2013	$228,333	--	--	--	$12,405	--	$9,133	$249,871
Joseph R. Witt, SEVP/CBDO (Bank)	2015	$267,885	--	--	--	$7,685	--	$10,600	$286,170
	2014	$230,783	--	--	--	--	--	$24,231	$255,014
	2013	$225,333	--	--	--	$12,244	--	$24,013	$261,590
Eugene M. Jordan, II, President & CEO (Trust) (5)	2015	$178,250	--	--	--	$5,114	--	$32,937	$216,300
Louis G. Morris, President & CEO (Bank) Retired (6)	2015	$300,000	--	--	--	--	$13,193	$374,173	$687,366
	2014	$300,000	--	--	--	--	$113,685	$21,203	$434,888
	2013	$300,000	--	--	--	$16,298	--	$21,003	$337,301

(1)	The amount in this column for Mr. Shuford, Sr. for 2013 reflects his CEO bonus of $12,000, which did not satisfy the criteria for non-equity incentive plan compensation.

(2)
The amounts in this column for 2015 reflect the bonus amounts paid under the Incentive Plan for 2015 performance (revised as discussed in "CD&A" above). The amounts in this column for 2013 reflect the bonus amounts paid under the Management Incentive Plan and under the Profit Sharing Plan (both of which are bonus plans that are no longer in effect), based on the performance levels determined under those plans, except that the amounts for Mr. Shuford, Sr. only reflect his bonus amount paid under the Profit Sharing Plan. In the case of the Profit Sharing Plan, the amounts reflect amounts paid in cash as well as amounts paid in the form of a Company contribution to the 401(k) plan.

(3)
The amounts in this column reflect the change in the actuarial present value of the NEO's benefits under the Employee Retirement Plan determined using interest rate and mortality rate assumptions consistent with those used in Note 14 in the Company's Annual Report on Form 10-K to the Company's audited financial statements for the year ended December 31, 2015, and include amounts which the NEO may not currently be entitled to receive because such amounts are not vested. The change in pension value for Mr. Shuford, Sr. includes a required in-service distribution of $78,108 in each year presented. For certain of the NEOs, the change in pension values were negative in 2015 and 2013, which was driven largely by an increase in the discount rate applied to calculate the present value of future pension payments. For such named executive officers, the 2015 changes in pension values were as follows: Mr. Shuford, Sr. --$(50,041) and Mr. Jordan, II --$(49) and the 2013 changes in pension values were as follows: Mrs. Grabow --$(10,887), Mr. Morris --$(19,029), Mr. Shuford, Jr. --$(3,641). The Company does not offer any nonqualified deferred compensation plans.

(4)	Amounts for 2015 shown in the "All Other Compensation" column are detailed in the chart below.

(5)	Mr. Jordan, II was not an NEO for 2014 or 2013.

(6)	Mr. Morris retired as President and CEO of the Bank in September 2015, but continued to serve in a non-executive role through December 31, 2015.

All Other Compensation – Fiscal 2015
Name	Perquisites and Other Personal Benefits (1)	Tax Gross-Ups and Reimburse-ments (2)	Dividends Paid on Stock/Option Awards	Discounted Securities Purchases	Payments/ Accruals on Termination Plans	Company Contributions to Defined Contribution Plans (3)	Company-Paid Life Insurance Premiums (4)	Severance Pay (5)
Robert F. Shuford, Sr.	--	--	--	--	--	$10,600	--	--
Laurie D. Grabow	--	$2,572	--	--	--	$7,900	$4,994	--
Robert F. Shuford, Jr.	--	--	--	--	--	$10,600	--	--
Joseph R. Witt	--	--	--	--	--	$10,600	--	--
Eugene M Jordan, II	--	$8,774	--	--	--	$7,130	$17,033	--
Louis G. Morris	--	$12,945	--	--	--	$10,600	$25,130	$325,498

(1)	None of the NEOs received perquisites or other personal benefits in excess of $10,000 in 2015.

(2)
The amounts in this column reflect the tax gross-ups for the premiums paid for the 162 Plan for Mrs. Grabow, Mr. Jordan, II and Mr. Morris. Mr. Morris's tax gross-up and reimbursement amount includes the premiums paid until Mr. Morris reaches age 65.

(3)	The amounts in this column reflect the Company's match of 401(k) plan contributions.

(4)
The amounts in this column reflect the premiums paid for the 162 Plan as follows: Mrs. Grabow, $4,994, Mr. Jordan, II, $17,033 and Mr. Morris, $25,130. No amounts are included with respect to BOLI because the Company had no incremental cost attributable to BOLI in 2015.

(5)	Represents cash severance payments and health insurance premiums to be paid in 2016 pursuant to Mr. Morris's separation agreement.

Grants of Plan-Based Awards

The following table summarizes certain information with respect to the Company's Incentive Plan and reflects the amounts that could have been earned under each such plan for 2015.

Grants of Plan-Based Awards
Fiscal 2015
Name	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
	($) Threshold	($) Target	($) Maximum	(#) Threshold	(#) Target	(#) Maximum
Robert F. Shuford, Sr.	$6,759	$27,000	$48,600	--	--	--	--	--	--	--
Laurie D. Grabow	$4,450	$17,776	$31,996	--	--	--	--	--	--	--
Robert F. Shuford, Jr.	$6,116	$24,428	$43,971	--	--	--	--	--	--	--
Joseph R. Witt	$6,036	$24,109	$43,397	--	--	--	--	--	--	--
Eugene M. Jordan II	$4,016	$16,043	$28,876	--	--	--	--	--	--	--
Louis G. Morris (2)	--	--	--	--	--	--	--	--	--	--

(1)
Under the Incentive Plan, to ensure dollars are available based on performance to fund the plan, the Company must achieve a minimum level of budgeted net income to formally fund the Incentive Plan. The amounts in the threshold column reflect the estimated threshold amounts payable under the Incentive Plan for 2015 if the threshold level of budgeted net income is reached. The amounts in the target column reflect the estimated target amounts payable under the Incentive Plan for 2015 if the target level of budgeted net income is reached. The amounts in the maximum column reflect the estimated maximum amounts payable under the Incentive Plan for 2015 if the maximum level or higher of budgeted net income is reached. Incentive Plan payout opportunities for the NEOs ranged from 0% to 16.20% of the NEO's annual base salary earned for 2015. Actual amounts paid under the Incentive Plan for 2015 performance (revised as discussed in "CD&A" above) are reported in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table. The threshold, target and maximum amounts noted above for the Incentive Plan are estimates based on salary amounts at the time the target bonus award percentage and performance goals were determined in early 2015, although the amounts ultimately paid under the plan are based on salaries actually earned for 2015.

(2)	In connection with his retirement, Mr. Morris was not eligible to participate in the Incentive Plan.

The following table includes certain information with respect to all unexercised options held by the NEOs at December 31, 2015. None of the NEOs held any unvested restricted stock at December 31, 2015.

Outstanding Equity Awards at 2015 Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (1) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert F. Shuford, Sr.	4,980	--	--	$20.05	10/18/2017	--	--	--	--
Laurie D. Grabow	3,125	--	--	$20.05	10/18/2017	--	--	--	--
Robert F. Shuford, Jr.	3,125	--	--	$20.05	10/18/2017	--	--	--	--
Joseph R. Witt	1,250	--	--	$20.05	10/18/2017	--	--	--	--
Eugene M. Jordan, II	3,125	--	--	$20.05	10/18/2017	--	--	--	--
Louis G. Morris	4,980	--	--	$20.05	3/30/2016	--	--	--	--

(1)
Options expiring on October 18, 2017 were vested equally over a five year period beginning October 18, 2008 and were fully vested on October 18, 2012. Mr. Morris's options expire March 30, 2016 as a result of his retirement.

Option Exercises and Stock Vested

No options were exercised by NEOs in 2015. None of the NEOs held restricted stock that vested during 2015.

The following table shows the present value of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each NEO under the Employee Retirement Plan, which is described in more detail in the "Compensation Discussion and Analysis."

The Employee Retirement Plan, which covers substantially all full-time employees of the Company and its subsidiaries who had completed one year of service as of September 30, 2006, was frozen as of September 30, 2006. The present value of the accumulated benefit is the value that the officer will receive at retirement or termination of the plan, whichever comes first. A participant's monthly retirement benefit (if he or she has 25 years of benefit service at his or her normal retirement date) is 20% of his or her final five-year average salary plus 15% of final five-year average salary in excess of the participant's Social Security Covered Pay. The Social Security Covered Pay is the average pay of the calendar year prior to the year the participant attains his or her Social Security Retirement Age. If the participant has less than 25 years of benefit service at his or her normal retirement date, the participant's monthly retirement benefit will be actuarially reduced by 1/25 for each year of benefit service less than 25 years. Cash benefits under the plan generally commence on retirement, death or other termination of employment and are payable in various forms at the election of the participant.

Pension Benefits
Fiscal 2015
Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Robert F. Shuford, Sr.	Employee Retirement Plan	42	$660,435	$78,108	(3)
Laurie D. Grabow	Employee Retirement Plan	21	$227,543	--
Robert F. Shuford, Jr.	Employee Retirement Plan	8	$44,811	--
Joseph R. Witt	Employee Retirement Plan	--	--	--
Eugene M. Jordan, II	Employee Retirement Plan	4	$49,057	--
Louis G. Morris	Employee Retirement Plan	24	$522,545	--

(1)
Due to the September 30, 2006 freeze, the years of credited service under the Employee Retirement Plan were frozen in 2006 and do not match the NEOs' actual years of service, which are as follows: Mr. Shuford, Sr., 50 years, Mrs. Grabow, 29 years, Mr. Shuford, Jr., 16 years, Mr. Witt 6 years, Mr. Jordan, II, 13 years and Mr. Morris, 33 years.

(2)
The amounts in this column reflect the actuarial present value of each NEO's accumulated benefit under the Employee Retirement Plan determined using interest rate and mortality rate assumptions consistent with those used in Note 14 to the Company's audited financial statements for the year ended December 31, 2015, and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Mr. Witt does not meet the qualifications to participate in this plan due to joining the Company after the plan was frozen.

(3)	Due to the requirements of Internal Revenue Code Section 401(a) (9) (C), Mr. Shuford, Sr. was required to take annual distributions from the Employee Retirement Plan beginning in 2009.
Nonqualified Deferred Compensation

The Company does not offer any nonqualified deferred compensation plans.

Potential Payments upon Termination or Change-in-Control

The Company has not entered into employment agreements with any of its executive officers. Therefore, the only payments upon termination that the NEOs would have received, assuming a termination as of December 31, 2015, would have been salary earned through December 31, 2015 and any vested 401(k) Plan or Employee Retirement Plan payouts, which payments would not have been increased or accelerated due to the termination. In the event of termination due to death, disability or (when approved by the Committee) retirement prior to the payment of the bonus amount, the Incentive Plan provides that the participant will receive a prorated bonus amount based on the period of service prior to the termination. In the case of a covered termination as of December 31, 2015, this would have resulted in payment of the bonus amounts actually earned by each NEO for 2015 as shown in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table. The Company's stock option agreements provide that upon a change-in-control, all unvested stock options will immediately vest provided they were granted not less than six months prior to a change-in-control public announcement. This accelerated vesting occurs with respect to all stock option awards granted by the Company, and not only those granted to the named executive officers. If the change-in-control had occurred on December 31, 2015, the Company's named executive officers would not have received any value from this accelerated vesting because all of their options were already vested as of December 31, 2015.

Morris Separation Agreement

In connection with his retirement, Mr. Morris will receive one year's base salary compensation of $300,000 from the Company, less applicable withholdings, paid in installments in accordance with the Company's regular pay periods from January 1, 2016 through December 31, 2016 pursuant to a separation agreement and general release (the Agreement) dated September 8, 2015 and effective September 16, 2015. Under the Agreement, Mr. Morris is entitled to reimbursement for health insurance premiums for continuing coverage under the Company's health and dental insurance plans for 2016. In consideration of the payments and benefits under the Agreement, Mr. Morris is subject to certain confidentiality, non-competition and non-solicitation covenants through December 31, 2016.

The following table provides compensation information for the year ended December 31, 2015 for each non-employee member of the Company's Board of Directors.

Director Compensation
Fiscal 2015
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen C. Adams	$16,400	--	--	--	--	--	$16,400
James Reade Chisman	$23,150	--	--	--	--	--	$23,150
Russell Smith Evans, Jr.	$22,050	--	--	--	--	--	$22,050
Michael A. Glasser	$17,700	--	--	--	--	--	$17,700
Dr. Arthur D. Greene	$27,900	--	--	--	--	--	$27,900
John Cabot Ishon	$32,200	--	--	--	--	--	$32,200
Tom B. Langley	$19,817	--	--	--	--	--	$19,817
Dr. H. Robert Schappert	$21,900	--	--	--	--	--	$21,900
Ellen Clark Thacker	$25,300	--	--	--	--	--	$25,300

(1)
Robert F. Shuford, Sr., the Company's CEO, Robert F. Shuford, Jr., the Bank's President and CEO, Joseph R. Witt, the Bank's SEVP/CBDO, and Louis G. Morris, the Bank's former President and CEO (retired) are not included in this table as they are or were employees of the Company and the Bank and do not separately receive compensation for their Board service. Their compensation as employees is reported in the Summary Compensation Table on page 26.

(2)
As of December 31, 2015, each director had the following number of stock options outstanding: Shuford, Sr. – 4,980; Adams – 0; Chisman – 1,250; Evans – 1,250; Glasser – 0; Greene – 1,250; Ishon – 1,250; Morris – 4,980; Schappert – 1,250; Shuford, Jr. – 3,125; Thacker - 1,250; and Witt - 1,250. There were no option awards granted to the directors in 2015.

The fees paid in cash were for non-employee director attendance at Board meetings and committee meetings. In addition, each non-employee director was paid an annual retainer fee. Non-employee directors of the Bank and Trust Company receive $500 and $300, respectively, for each Board meeting they attend. The non-employee directors of the Bank and Trust Company receive $150 for each committee meeting they attend except for the Bank's Investment Committee meetings for which members receive $100 and the Bank's Directors Loan Committee and the Audit Committee meetings for which members receive $200. In addition, non-employee directors of the Bank and Trust Company receive an annual retainer fee of $10,000 and $3,000, respectively. In addition, the chairman of the Audit Committee and the chairman of the Trust Company Board and the Lead Director of the Bank Board receive an additional $2,000 annual retainer, and the chairman of the Directors Loan Committee receives an additional $1,000 retainer. Non-employee directors were eligible to receive awards of non-qualified stock options under the Company's 1998 Stock Option Plan; however, the 1998 Stock Option Plan expired in 2008, and no further awards may be granted under the plan. As discussed in proposal three of this proxy statement, the Board has adopted, subject to stockholder approval, the Old Point Financial Corporation 2016 Incentive Stock Plan. If approved by the stockholders, the Company will have the ability to issue equity compensation awards to non-employee directors in the future. The Company also pays for all directors and their spouses to attend Board seminars. The Executive Committee considers Board compensation on an annual basis based on an informal survey of board compensation paid by peer financial institutions. Any recommendations for changes in Board compensation are made by the Executive Committee and presented to the full Board for approval.

Compensation and Benefits Committee Report

Following the drafting of the Compensation Discussion and Analysis (CD&A), the Compensation and Benefits Committee reviewed and discussed the CD&A with management. Based on such review and discussions, the Compensation and Benefits Committee recommended to the Board of Directors that the CD&A be included in this proxy statement.

Compensation and Benefits Committee
Dr. Arthur D. Greene (Chairman)
James Reade Chisman
Russell Smith Evans, Jr.
Ellen Clark Thacker

Compensation Risk Disclosure

The Company's senior management has assessed the Company's compensation practices in light of the risks in the Company's operations. The Company's senior management has identified the key enterprise risks to which the Company is subject, including credit, liquidity, market/interest rate, compliance, operational, technology, strategic, reputational and other risks, and focused their review on the compensation arrangements most likely to implicate those risks and has determined that the Company does not participate in risk-based compensation practices. The Compensation and Benefits Committee has discussed this review with senior management and concurs with senior management's position that the Company does not engage in compensation practices that encourage excessive risk taking.

In a few cases, commissions are paid as a portion of an individual's compensation; however, the majority of the total compensation is base pay. In these cases, commissions are paid to reward the sale of products and services, however, these individuals have no lending authority/approval/influence. Nominal referral fees are paid to employees from time-to-time as a reward for referring mortgage loans and/or other types of deposit gathering. In addition, a referral program for the Trust business is also in place, which rewards employees monetarily for referring closed sales and retaining current customers for Trust services. The CEO and NEOs do not participate in any commission or referral based compensation

The Company believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

PROPOSAL TWO
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that the Company's stockholders have the opportunity to provide an advisory, non-binding vote to approve the Company's executive compensation as disclosed in this proxy statement pursuant to the SEC's compensation disclosure rules. Accordingly, the Company's stockholders are hereby given the opportunity to cast an advisory vote to approve or not approve the compensation of the Company's named executive officers as described above, by voting for or against this proposal.

The Compensation and Benefits Committee of the Board of Directors has designed the Company's executive compensation to motivate, attract and retain employees who play a significant role in the organization's current and future success. The Compensation and Benefits Committee and the Board structure executive compensation to motivate these employees to maximize stockholder value by achieving performance goals while limiting risk appropriately and maintaining the safety and soundness of the organization. For a full description of these executive compensation practices, please see the description provided under the heading "Executive Compensation," including the "Compensation Discussion and Analysis".

The Company believes that its executive compensation and compensation practices and policies are reasonable in comparison to its peer group, are focused on pay-for-performance principles, are strongly aligned with the long-term interest of stockholders and are necessary to attract and retain experienced, highly qualified executives important to the Company's long-term success and the enhancement of stockholder value. The Board of Directors believes that the Company's executive compensation achieves these objectives, and, therefore, recommends that stockholders vote "for" the proposal.

Because this vote is advisory, it will not be binding on the Board of Directors and will not be construed as overruling any decision made by the Board of Directors. The Compensation and Benefits Committee and the Board of Directors will take into account the outcome of this advisory vote when considering future executive compensation arrangements, but they are not required to do so.

Pursuant to the vote of our stockholders at the 2013 Annual Meeting of Stockholders, we will conduct an advisory and non-binding vote to approve the compensation of the Company's named executive officers on an annual basis. The next advisory and non-binding vote to approve the compensation of the Company's named executive officers will occur at the 2017 Annual Meeting of Stockholders.

The Board of Directors recommends that stockholders vote "FOR" this proposal to provide advisory approval of the compensation of the Company's named executive officers.

Audit Committee Report

The Audit Committee of the Board of Directors (for purposes of this report, the Committee) is composed of four non-employee directors, each of whom satisfies the requirements of FDICIA for Audit Committee members and the independence requirements of the SEC and the NASDAQ Stock Market's listing standards. In addition, the Board of Directors has also determined that Mr. Adams qualifies as an "audit committee financial expert" within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002.

The Committee oversees the Company's financial reporting process on behalf of the Board. Management is responsible for the Company's internal controls, financial reporting process and compliance with applicable laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with Generally Accepted Accounting Principles (GAAP) and for issuing a report thereon. The Committee monitors and oversees these processes and has sole responsibility for the appointment, compensation and evaluation of the Company's independent registered public accounting firm.

In this context, the Committee met and held discussions with management and the independent registered public accounting firm. Management represented to the Committee that the Company's audited consolidated financial statements were prepared in accordance with GAAP, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Committee also discussed with management, the independent registered public accounting firm and the Company's internal auditors the adequacy of the Company's system of internal controls.

The Committee discussed with the independent registered public accounting firm matters required to be discussed under the auditing standards of the Public Company Accounting Oversight Board, including Auditing Standard No. 16. Matters discussed include the independent registered public accounting firm's judgments about the quality, not just the acceptability, of the Company's accounting principles and underlying estimates in the Company's consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Company; and other material written communication between the independent registered public accounting firm and the management of the Company, such as any management letter or schedule of unadjusted differences.

The Company's independent registered public accounting firm also provided to the Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Committee concerning independence, and the Committee discussed with the independent registered public accounting firm that firm's independence.

The Committee also discussed with the Company's internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based upon the Committee's discussions with management and the independent registered public accounting firm and the Committee's review of the representation of management and the written disclosures and report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Audit Committee
Ellen Clark Thacker (Chairman)
Stephen C. Adams
Russell Smith Evans, Jr.
Dr. Arthur D. Greene

PROPOSAL THREE
APPROVAL OF THE OLD POINT FINANCIAL CORPORATION
2016 INCENTIVE STOCK PLAN

The Company is asking stockholders to approve the Old Point Financial Corporation 2016 Incentive Stock Plan (also referred to in this proxy statement as the Incentive Stock Plan), which was adopted by the Board of Directors on January 12, 2016, subject to stockholder approval, based on the recommendation of the Compensation and Benefits Committee (for purposes of this discussion, the Committee) of the Board of Directors. If approved by the stockholders, the Incentive Stock Plan will become effective as of May 24, 2016

The Old Point Financial Corporation 1998 Stock Option Plan, as amended April 24, 2001, expired on March 9, 2008.

The more significant features of the Incentive Stock Plan are described below. The summary below is not complete and is subject to, and qualified in its entirety by, the provisions of the Incentive Stock Plan. To aid your understanding, the full text of the Incentive Stock Plan, as proposed for approval by stockholders, is provided in Appendix A to this proxy statement.

Incentive Stock Plan Highlights

The Incentive Stock Plan provides for the grant to key employees and non-employee directors of awards that may include one or more of the following: stock options, restricted stock, restricted stock units, stock appreciation rights (SARs), stock awards, and performance units (collectively, the awards). The Incentive Stock Plan will enable the Company to continue to ensure that its compensation programs are competitive in attracting, motivating, and retaining high level talent, are commensurate with the Company's financial performance, and are aligned with the interests of the Company's stockholders, while limiting risk appropriately and maintaining the safety and soundness of the organization.

Some of the key features of the Incentive Stock Plan that enable the Company to maintain sound governance practices in granting awards include:

•
No Discounted Stock Options or SARs: The Incentive Stock Plan prohibits the grant of stock options or SARs with an exercise price less than the fair market value of the Company's common stock on the grant date.

•	No Repricing of Stock Options or SARs: The Incentive Stock Plan generally prohibits the repricing of stock options or SARs without stockholder approval.

•
No Liberal Share Recycling: Under the Incentive Stock Plan, shares of the Company's common stock used to pay the exercise price of a stock option or to satisfy tax withholding obligations in connection with an award will not be added back (recycled) to the aggregate plan limit. In addition, the gross number of shares associated with a stock option exercise, and not just the net shares issued upon exercise, will count against the aggregate plan limit.

•
No Dividend-Equivalent Payments on Unearned Performance Unit Awards or on Options: The Incentive Stock Plan prohibits the payment of dividend equivalents or similar distributions on awards that are subject to performance criteria unless and until such performance criteria have been met. The Incentive Stock Plan also provides that a participant holding a stock option has no right to receive dividends on the shares underlying the option until after the option is exercised.

•
Minimum Periods for Time-Based and/or Performance-Based Vesting of Awards: Subject to accelerated vesting under certain circumstances, the Incentive Stock Plan requires a minimum vesting period of one year for awards subject to time-based conditions and a minimum performance period of one year for awards subject to achievement or satisfaction of performance goals. These minimums are applicable to awards other than those granted as part of a retainer for the service of non-employee directors.

•	Clawback Policy: The Incentive Stock Plan includes provisions subjecting all awards under it to the terms of any recoupment, clawback or similar policy in effect at the Company from time to time.

•	Independent Committee Administration: Awards to named executive officers under the Incentive Stock Plan are granted by the Committee, which is composed entirely of independent directors.

•	Term of Plan: No awards may be granted under the Incentive Stock Plan more than ten years from the date of stockholder approval.

The Committee anticipates that the shares of common stock that will be available for awards under the Incentive Stock Plan if stockholders approve this proposal will provide the Company with flexibility to grant awards under the Incentive Stock Plan for approximately ten years following the Annual Meeting. However, this is only an estimate, in the Company's judgment, based on current circumstances. The total number of shares awarded in any one year or from year to year may change based on any number of variables, such as the value of the Company's common stock (since higher stock prices generally require that fewer shares be issued to produce awards with the same grant date fair market value), changes in the number of Company employees, whether and to what extent vesting conditions are satisfied, any acquisition activity, the number of shares that become available for new awards pursuant to the terms of the Incentive Stock Plan (for example, as a result of forfeitures), and changes in how the Company elects to balance total compensation between cash and equity-based awards.

Purpose of the Incentive Stock Plan

The purpose of the Incentive Stock Plan is to promote the success of the Company by providing greater incentive to key employees and non-employee directors to associate their personal interests with the long-term financial success of the Company, including its subsidiaries, and with growth in stockholder value, consistent with the Company's risk management practices. The Incentive Stock Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of the Company's operations largely depends.

Administration

The Incentive Stock Plan will be administered by the Committee. The Committee has the power to select plan participants and to grant awards on terms the Committee considers appropriate. In addition, subject to the terms of the Incentive Stock Plan, the Committee has the authority, among other things, to construe and interpret the Incentive Stock Plan, to establish, amend, or waive rules or regulations for the Incentive Stock Plan's administration, to accelerate the exercisability of any award or the termination of any restrictions applicable to any award, and to make all other determinations for administration of the Incentive Stock Plan. The Committee may delegate authority under the Incentive Stock Plan to the Company's Chief Executive Officer and/or Chief Financial Officer, except in the case of awards to the Company's named executive officers or any individual who is subject to Section 16 of the Exchange Act.

Eligibility

The Incentive Stock Plan provides that awards may be granted to key employees and non-employee directors of the Company and certain of its subsidiaries. Key employees include officers or other employees of the Company and certain of its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. If stockholders approve this proposal, approximately 75 employees and 13 non-employee directors, as of March 14, 2016, would be eligible to receive awards under the Incentive Stock Plan.

No Repricing

The Incentive Stock Plan prohibits stock option and SAR repricing, including by way of exchange for another award (except in connection with a corporate transaction such as a change in control or an event referred to in the "Changes in Capitalization and Similar Changes" section below) unless the repricing is submitted to and approved by stockholders.

Shares Subject to the Incentive Stock Plan

Subject to approval by stockholders, the aggregate number of shares reserved for issuance under the Incentive Stock Plan is 300,000. As of March 14, 2016, the closing price per share of the Company's common stock as reported on the NASDAQ Stock Market was $19.00.

In general, if any award granted under the Incentive Stock Plan terminates, expires, or lapses for any reason other than as a result of exercise or settlement, or if shares issued pursuant to an award are forfeited, the shares associated with such award will be available for future awards under the Incentive Stock Plan. In contrast, any shares withheld by the Company, delivered by the participant, or otherwise used to pay an option exercise price or withholding taxes associated with an award will not be available for future awards under the Incentive Stock Plan. Further, in the event shares are withheld or delivered in connection with an option exercise, the number of shares available for future awards will be reduced by the gross number of shares to which the exercise relates, rather than the net number of new shares issued upon the exercise.

Annual Limits on Awards

The maximum number of shares with respect to which equity awards may be granted in any calendar year to a key employee under the Incentive Stock Plan will not exceed the lesser of (a) 3,000 shares in the aggregate or (b) such number of shares having a fair market value on the grant date(s) of $75,000 in the aggregate. The maximum number of shares with respect to which equity awards may be granted in any calendar year to a non-employee director under the Incentive Stock Plan will not exceed the lesser of (c) 3,000 shares in the aggregate or (d) such number of shares having a fair market value on the grant date(s) of $30,000 in the aggregate.

Performance Goals

Under the Incentive Stock Plan, the Committee will determine the performance period during which a performance goal must be met, provided that the performance period shall not be less than one year, subject to applicable provisions of the Incentive Stock Plan regarding accelerated vesting events. Attainment of any performance goal is subject to certification by the Committee. Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur.

If stockholders approve this proposal, then under the Incentive Stock Plan, at the Committee's discretion, the performance goals for any performance period may be based on one or more of the following: (i) stock value or increases therein; (ii) total shareholder return; (iii) operating revenue; (iv) tangible book value or tangible book value growth, tangible book value per share, or growth in tangible book value per share; (v) earnings per share or earnings per share growth; (vi) fully diluted earnings per share after extraordinary events; (vii) net earnings; (viii) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization), operating earnings and/or operating earnings growth; (ix) profits or profit growth (net profit, gross profit, operating profit, economic profit, profit margins, or other corporate profit measures); (x) operating cash flow; (xi) operating or other expenses or growth thereof; (xii) operating efficiency; (xiii) return on equity; (xiv) return on tangible equity or return on tangible common equity; (xv) return on assets, capital, or investment; (xvi) sales or revenues or growth thereof; (xvii) deposits, loan and/or equity levels or growth thereof; (xviii) working capital targets; (xix) assets under management or growth thereof; (xx) cost control measures; (xxi) regulatory compliance; (xxii) gross, operating, or other margins; (xxiii) efficiency ratio (as generally recognized and used for bank financial reporting and analysis); (xiv) interest income; (xxv) net interest income; (xxvi) net interest margin; (xxvii) non-interest income; (xxviii) non-interest expense; (xxix) credit quality, net charge-offs, and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion); (xxx) percentage of non-accrual loans to total loans or net charge-off ratio; (xxxi) provision expense; (xxxii) productivity; (xxxiii) customer satisfaction; (xxxiv) satisfactory internal or external audits; (xxxv) improvement of financial ratings; (xxxvi) achievement of balance sheet or income statement objectives; (xxxvii) quality measures; (xxxviii) regulatory exam results; (xxxix) achievement of risk management objectives; (xl) achievement of strategic performance objectives; (xli) achievement of merger or acquisition objectives; (xlii) implementation, management, or completion of critical projects or processes; or (xliii) any component or components of the foregoing. In the Committee's discretion, the performance goals may be particular to a participant and applied either individually, alternatively, or in any combination, subset or component, to the performance of the Company as a whole or to the performance of a subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the award. In addition, the performance goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company's budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof.

In the Committee's sole discretion, performance goals may be adjusted when established, or later, to include or exclude, without limitation, the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization, and restructuring programs, and/or changes in tax law, accounting principles, or other such laws or provisions affecting the Company's reported results.

The Committee retains the discretion to adjust the compensation or economic benefit due upon attainment of performance goals and to adjust the performance goals themselves.

Types of Awards under the Incentive Stock Plan

Stock Options. A stock option entitles the participant to purchase shares of the Company's common stock at the exercise price. Stock options granted under the Incentive Stock Plan may be incentive stock options or non-qualified stock options, although non-employee directors are not eligible to receive incentive stock options. The Committee will fix the exercise price at the time the stock option is granted, but the exercise price cannot be less than 100% of the shares' fair market value on the grant date (or, in the case of an incentive stock option granted to a 10% stockholder of the Company, 110% of the shares' fair market value on the grant date). The value in incentive stock options, based on the shares' fair market value on the grant date, that can be exercisable for the first time in any calendar year under the Incentive Stock Plan or any other similar plan maintained by the Company is limited to $100,000 per participant. The exercise price may be paid in cash, by delivery of shares of common stock having a fair market value at the time of exercise equal to the exercise price, by the Company withholding shares otherwise issuable upon the exercise having a fair market value at the time of exercise equal to the exercise price, through a "cashless exercise" involving a broker, or by a combination of the foregoing. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, including the requirement that stock options will not be exercisable after ten years from the grant date (or, in the case of an incentive stock option granted to a 10% stockholder of the Company, five years from the grant date). Except for certain stock options granted to non-employee directors, if the exercisability of a stock option is subject solely to time-based conditions, the length of such period shall be at least one year, subject to applicable provisions of the Incentive Stock Plan regarding accelerated vesting events.

Restricted Stock Awards. Restricted stock is stock that is subject to forfeiture and may not be transferred by a participant until the restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the participant must remain employed or serving on the applicable board or may require the achievement of one or more pre-established performance criteria. Except for certain restricted stock awards to non-employee directors, if the period of restriction of a restricted stock award lapses solely based on a period of time, the length of such period shall be at least one year, subject to applicable provisions of the Incentive Stock Plan regarding accelerated vesting events. Holders of restricted stock will have voting and, unless otherwise provided by the Committee, dividend rights. Subject to any exceptions authorized by the Committee, shares of restricted stock will be forfeited to the extent performance criteria established with respect to such awards are not achieved within the required time period.

Restricted Stock Unit Awards. A restricted stock unit is an award that is valued by reference to a share of common stock. Payment of the value of restricted stock units will not be made until the restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the participant must remain employed or serving on the applicable board or may require the achievement of one or more pre-established performance criteria. Except for certain restricted stock unit awards to non-employee directors, if the period of restriction of a restricted stock unit award lapses solely based on a period of time, the length of such period shall be at least one year, subject to applicable provisions of the Incentive Stock Plan regarding accelerated vesting events.

Holders of restricted stock units have no right to vote the shares represented by the units. In addition, holders of restricted stock units are not eligible to receive dividend payments on the units (because dividend payments are only available for shares that have been issued and are outstanding). Unless otherwise provided by the Committee, holders of restricted stock units also have no right to receive dividend equivalents or similar distributions in connection with the units. The Committee will not permit dividend equivalents or similar distributions to be paid with respect to restricted stock units subject to performance criteria unless and until such performance criteria have been met.

Subject to any exceptions authorized by the Committee, restricted stock units will be forfeited to the extent performance criteria established with respect to such awards are not achieved within the required time period.

Payment for vested restricted stock units may be made, as determined by the Committee, in cash or shares of common stock or a combination thereof at the time of vesting or, if provided for in the award agreement, on a delayed basis either electively or mandatorily. If paid on a delayed basis, the payment amount may be adjusted for deemed interest or earnings or on such other basis as the Committee may provide.

Stock Appreciation Right Awards. A SAR is the right to the equivalent of the increase in the value of a specified number of shares over a specified period of time. The Committee will fix the exercise price at the time the SAR is granted, but the exercise price of a SAR will not be less than 100% of the fair market value of the common stock on the award date.

Each SAR award will entitle the holder, upon exercise, to receive the excess of the fair market value of the common stock subject to the award over the exercise price of the SAR. SARs may be exercised at such times and subject to such conditions as may be prescribed by the Committee. Except for certain SAR awards granted to non-employee directors, if the exercisability of a SAR is subject solely to time-based conditions, the length of such period shall be at least one year, subject to applicable provisions of the Incentive Stock Plan regarding accelerated vesting events. The maximum period in which a SAR may be exercised is ten years from its grant date. Payment of value shall be made at the time of exercise in cash or shares of common stock or a combination thereof as determined by the Committee.

Stock Awards. Unless otherwise provided by the Committee, a stock award is fully vested and freely transferable as of the date the award is granted, subject to restrictions under applicable federal or state securities laws.

Performance Unit Awards. A performance unit is a fixed dollar award or an award that is valued by reference to a share of common stock based on performance goals established and certified by the Committee. The Committee will determine the terms and conditions of each performance unit award, including the performance goals and performance period, provided that the performance period shall be at least one year, subject to applicable provisions of the Incentive Stock Plan regarding accelerated vesting events. Performance units may be paid in cash or shares of common stock or a combination thereof as determined by the Committee. Holders of performance units have no right to vote the shares represented by the units. While holders of performance units are not eligible to receive actual dividend payments (because dividend payments are only available for shares that have been issued and are outstanding), the Committee may provide for payment of dividend equivalents with respect to a performance unit award under such terms and subject to such limitations as the Committee deems appropriate; however, the Committee will not permit dividend equivalents to be paid with respect to performance units unless and until the related performance goals have been met.

Transferability

In general, stock options, restricted stock, restricted stock units, SARs, and performance units granted under the Incentive Stock Plan may not be sold, transferred, pledged, assigned, or otherwise encumbered by a participant, other than upon the death of the participant. A participant may designate a beneficiary to receive any award that may be paid or exercised after his or her death. The Incentive Stock Plan does permit, however, the Committee to provide for non-qualified stock options that are transferable to certain family members (or certain related trusts or entities), in accordance with applicable securities laws.

Termination of Employment or Service

Unless otherwise provided by the Committee, in the event a participant terminates employment or service due to retirement (as defined in the applicable policy of the Company in effect at that time), then, provided the participant is subject to or executes a non-competition agreement, all options and/or SARs that are not already vested or exercisable will be vested and exercisable, any remaining period of restriction applicable to restricted stock and/or restricted stock units will terminate, and the achievement or satisfaction of any performance goals applicable to unvested awards during any performance period in effect will be adjusted through the date of termination as determined by the Committee.

Unless otherwise provided by the Committee, in the event a participant's employment or service is terminated due to death or disability, all options and/or SARs that are not already vested or exercisable will be vested and exercisable, any remaining period of restriction applicable to restricted stock and/or restricted stock units will terminate, and the achievement or satisfaction of any performance goals applicable to unvested awards during any performance period in effect will be adjusted through the date of termination as determined by the Committee.

Unless otherwise provided by the Committee, in the event a participant's employment or service is terminated involuntarily (which includes a voluntary termination by the participant for "good reason," as such term is defined in the Incentive Stock Plan) and such termination does not occur in connection with a "change in control" (as defined in the Incentive Stock Plan), the Committee may, in its sole discretion, waive the automatic forfeiture of some or all of the unvested portion of each award held by the participant and provide for such vesting as it deems appropriate.

Unless otherwise provided by the Committee, in the event a participant terminates employment or service for any reason not described above, the unvested portion of each award held by the participant will be automatically forfeited to the Company.

Change in Control

In the event of a "change in control" (as defined in the Incentive Stock Plan), the Committee may, as to any outstanding award, either at the time an award is made or any time thereafter, take any one or more of the following actions in its discretion and without the consent of the participant: (i) provide for acceleration of the vesting, delivery, and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any award so that such award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement, or cancellation of any award by the Company, for an amount of cash equal to the amount that could have been obtained upon the exercise of such award or realization of a participant's rights had such award been currently exercisable or payable; (iii) provide for the replacement of any stock-settled award with a cash-settled award; (iv) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such change in control and to retain the economic value of the award; or (v) cause any award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control.

Changes in Capitalization and Similar Changes

As is customary in incentive stock plans of this nature, in the event of any change in the outstanding shares of the Company's common stock by reason of any stock dividend, stock split or combination, spin-off, recapitalization, merger, or similar transaction or change in the Company's capital stock, the aggregate number and kind of shares reserved under Incentive Stock Plan, and the exercise price, annual limits, and other relevant provisions will be proportionately, equitably and appropriately adjusted by the Committee in its discretion. For instance, a two-for-one stock split would generally double the number of shares reserved under the Incentive Stock Plan. Similarly, a two-for-one stock split would generally double the number of shares covered by each outstanding stock option and reduce the corresponding exercise price by one-half.

Termination of or Changes to the Incentive Stock Plan

The Board of Directors may terminate, amend, or modify the Incentive Stock Plan in any respect without stockholder approval, unless the particular amendment or modification requires stockholder approval under the Internal Revenue Code, the rules and regulations under Section 16 of the Exchange Act, the rules and regulations of the exchange on which the Company's common stock is then listed, by any regulatory body having jurisdiction with respect thereto, or pursuant to any other applicable laws, rules, or regulations. No termination, amendment, or modification of the Incentive Stock Plan, other than in connection with a change in control or capital adjustment pursuant to the Incentive Stock Plan or as required by applicable law, may adversely affect any awards previously granted under the Incentive Stock Plan without the participant's written consent.

Clawback

All awards under the Incentive Stock Plan (whether vested or unvested) will be subject to the terms of any recoupment, clawback, or similar policy in effect at the Company from time to time, as well as any similar provisions of applicable law, which could in certain circumstances require repayment or forfeiture of awards or any shares of common stock or other cash or property received with respect to the awards, including any value received from a disposition of the shares of common stock acquired upon payment of the awards.

Banking Regulatory Provision

All awards will be subject to any condition, limitation, or prohibition under any financial institution regulatory policy or rule to which the Company or any of its subsidiaries is subject.

Certain Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences of awards under the Incentive Stock Plan. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this proxy statement and is not a complete description of the U.S. federal income tax laws. In addition, this summary is not intended to be exhaustive, does not constitute legal advice or tax advice and does not describe municipal, state or foreign income tax consequences of awards, federal employment taxes or the tax consequences of any participant's death.

Options. A participant who exercises a non-qualified stock option will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company generally will be entitled to a corresponding deduction for federal income tax purposes.

A participant who exercises an incentive stock option will not be subject to taxation at the time of exercise, nor will the Company be entitled to a deduction for federal income tax purposes. The difference between the exercise price and the fair market value of shares on the date of exercise is a tax preference item for purposes of determining a participant's alternative minimum tax. A disposition of the purchased shares after the expiration of the required holding period (i.e., the later of two years from the grant date or one year from the exercise date) will generate long-term capital gain in the year of disposition, and the Company will not be entitled to a deduction for federal income tax purposes. A disposition of the purchased shares prior to the expiration of the required holding period will subject the participant to taxation at ordinary income rates in the year of disposition, and the Company generally will be entitled to a corresponding deduction.

Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock (if any).

However, a participant may elect, under Section 83(b) of the Internal Revenue Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the grant date equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the amount of any purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to any purchase price of the forfeited shares regardless of whether the participant made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether any gain or loss is long term or short term begins when the forfeiture period expires, and the tax basis for such shares generally will be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the grant date, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a federal income tax deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the Company when paid. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

Stock Awards. A participant receiving an unrestricted stock award is required to include the fair market value of the shares received as ordinary compensation income upon receipt in an amount equal to the fair market value of the shares received. The Company will be entitled to a federal income tax deduction in the corresponding amount at that time. For each share of common stock received, the taxation of the post-receipt appreciation or depreciation is treated as either a short term or long term capital gain or loss, depending upon the length of time the participant held the shares.

Restricted Stock Units and Performance Units. A participant will not realize income in connection with the grant of a restricted stock unit or the credit of any dividend equivalents to his or her account or the grant of a performance unit. When shares of common stock and/or cash is delivered to the participant, the participant generally will be required to include as taxable ordinary income in the year of receipt, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a federal income tax deduction at the time and in the amount included in the participant's income by reason of the receipt. For each share of common stock received in respect of a restricted stock unit or performance unit, the taxation of the post-settlement appreciation or depreciation is treated as either a short term or long term capital gain or loss, depending upon the length of time the participant held the shares of common stock.

Stock Appreciation Rights. A participant who exercises a SAR will realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. The Company generally will be entitled to a corresponding deduction for federal income tax purposes. If the participant receives common stock upon exercise of a SAR, the taxation of the post-exercise appreciation or depreciation is treated as either a short term or long term capital gain or loss, depending upon the length of time the participant held the shares of common stock.

Section 409A. Section 409A of the Internal Revenue Code (Section 409A) imposes certain requirements on non-qualified deferred compensation arrangements, including requirements with respect to an individual's election to defer compensation and the individual's selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual's separation from service, a predetermined date, or the individual's death). Section 409A imposes restrictions on an individual's ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual's distribution commence no earlier than six months after such officer's separation from service.

Under current Internal Revenue Service guidance, certain awards under the Incentive Stock Plan are excluded from non-qualified deferred compensation to which Section 409A applies. These excluded awards are stock options under which shares of the Company's common stock are issued, stock appreciation rights under which shares of the Company's common stock are issued, restricted stock, restricted stock units that are paid at or shortly after vesting, and performance unit awards that are paid at or shortly after vesting. Other awards under the Incentive Stock Plan may be treated as non-qualified deferred compensation to which Section 409A applies, and in such case it is generally the Company's intent that such awards be designed to comply with the election timing, payment timing, and other requirements of Section 409A.

If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the provisions of Section 409A, Section 409A imposes an additional twenty percent (20%) federal income tax on compensation recognized as ordinary income, as well as possible interest requirements with respect to such amounts, and will have certain withholding requirements.

The foregoing is only a summary of the effect of federal income taxation upon the Company and upon participants, is not complete and does not discuss federal employment taxes, the tax consequences of any participant's death or the income tax laws of any municipality, state, or foreign country in which a participant may reside. The foregoing is not legal advice or tax advice.

New Plan Benefits

No determination has yet been made as to the awards, if any, that any individuals who would be eligible to participate in the Incentive Stock Plan will be granted in the future and, therefore, the benefits to be awarded under the Incentive Stock Plan are not determinable.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information, as of December 31, 2015, relating to shares of the Company's common stock that may be issued upon the exercise of stock options under the 1998 Stock Option Plan, which is the only compensation plan under which equity securities are reserved for issuance.

Equity Compensation Plan Information
(c)
	(a)	(b)	Number of securities
	Number of securities	Weighted-average	remaining available
	to be issued	exercise price of	for future issuance
	upon exercise of	outstanding	under equity compensation
	outstanding options,	options, warrants	plans (excluding securities
Plan Category	warrants and rights	and rights	reflected in column (a))
Equity compensation plans approved by security holders (1)	74,960	$20.05	-- (2)
Equity compensation plans not approved by security holders	--	--	--
Total	74,960	$20.05	--

(1)	This category consists of the 1998 Stock Option Plan, which is the only compensation plan under which equity securities are reserved for issuance, and does not include the 300,000 shares to be reserved for issuance if stockholders approve the Incentive Stock Plan at the Annual Meeting or the 250,000 shares to be reserved for issuance if stockholders approve the Employee Stock Purchase Plan at the Annual Meeting.

(2)	Includes zero shares available to be granted in the form of options under the 1998 Stock Option Plan, because the 1998 Stock Option Plan has expired and no further awards may be granted under such plan.

The Board of Directors recommends that stockholders vote "FOR" the approval of the Old Point Financial Corporation 2016 Incentive Stock Plan.

PROPOSAL FOUR
APPROVAL OF THE OLD POINT FINANCIAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

The Company is asking stockholders to approve the Old Point Financial Corporation Employee Stock Purchase Plan (also referred to in this proxy statement as the Employee Stock Purchase Plan), which was adopted by the Board of Directors on March 8, 2016, subject to stockholder approval, based on the recommendation of the Compensation and Benefits Committee of the Board of Directors. If approved by the stockholders, the Employee Stock Purchase Plan will become effective as of May 24, 2016.

The more significant features of the Employee Stock Purchase Plan are described below. The summary below is not complete and is subject to, and qualified in its entirety by, the provisions of the Employee Stock Purchase Plan. To aid your understanding, the full text of the Employee Stock Purchase Plan, as proposed for approval by stockholders, is provided in Appendix B to this proxy statement.

Employee Stock Purchase Plan Overview

The Employee Stock Purchase Plan provides a means for employees of the Company and employees of the Company's subsidiaries to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of shares of the Company's common stock. All employees electing to participate in the Employee Stock Purchase Plan will have equal rights and privileges. Under the Employee Stock Purchase Plan, eligible employees will be able to purchase shares of the Company's common stock at a price (the Purchase Price) equal to at least 85% of the fair market value of the common stock at the end of the applicable offering period. For purposes of the Employee Stock Purchase Plan, the fair market value of the Company's common stock on a particular date will be the reported "closing price" on the NASDAQ Stock Market on that date if it is a trading day and otherwise, on the prior trading day.

Purpose of the Employee Stock Purchase Plan

The purpose of the Employee Stock Purchase Plan is to facilitate employee participation in the ownership and economic progress of the Company and its subsidiaries by providing employees with an opportunity to acquire an ownership interest in the Company. In addition, the ESPP will aid the Company in the retention of outstanding individuals upon whose judgment, interest and dedication the successful conduct of the Company's business largely depends.

The Board of Directors believes that the Employee Stock Purchase Plan will encourage broader ownership of the Company's common stock by employees of the Company and its subsidiaries, and thereby provides an incentive for employees to contribute to the continued profitability and success of the Company. In particular, the Board believes that the Employee Stock Purchase Plan offers a convenient means for employees who might not otherwise purchase and hold common stock of the Company to do so and that the discounted purchase price feature of the Employee Stock Purchase Plan will provide a meaningful inducement to participate. The Board also believes that employees' continuing economic interest, as stockholders, in the performance and success of the Company will enhance their entrepreneurial spirit, which can greatly contribute to long‑term profitability.

Administration

The Board will delegate responsibilities for administering the Employee Stock Purchase Plan to the Compensation and Benefits Committee and a committee (the ESPP Committee), which ESPP Committee may include individuals who are not members of the Board. The ESPP Committee will have the authority to interpret the Employee Stock Purchase Plan and construe its terms, adopt rules and regulations relating to the Employee Stock Purchase Plan and make all determinations under the Employee Stock Purchase Plan. The ESPP Committee will determine whether to have an offering period and, if so, the date on which such offering period is to commence and may, if it so determines, establish the number of shares of common stock that may be acquired during such offering period.

The ESPP Committee will establish and maintain an account for each participant in the Employee Stock Purchase Plan (each, a Plan Account) to which payroll deductions will be credited and amounts debited when applied to purchase common stock. The ESPP Committee will also establish with the transfer agent for the Company's common stock (the Transfer Agent) a Stock Account for each participant which will be credited with shares of common stock purchased.

The ESPP Committee will also administer procedures through which eligible employees may enroll in the Employee Stock Purchase Plan. The Employee Stock Purchase Plan provides that each offering period will commence on such date as may be determined from time to time by the ESPP Committee and will consist of one three-month period, unless a different period is established by the ESPP Committee and announced to eligible employees before the beginning of the applicable offering period. In no event will an offering period be longer than 27 months.

The ESPP Committee will be permitted to delegate ministerial duties associated with the Employee Stock Purchase Plan to any person (including employees of the Company or its subsidiaries) as the ESPP Committee deems appropriate.

Eligibility

Any individual who is an employee of the Company, or of any subsidiary of the Company that has been designated by the Board or the ESPP Committee as a subsidiary whose employees are eligible to participate in the Employee Stock Purchase Plan (each such subsidiary, a Designated Subsidiary), on the first day of the applicable offering period and agrees to comply with the terms of the Employee Stock Purchase Plan will be eligible to participate in the Employee Stock Purchase Plan; provided that such individual does not own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of the Company's subsidiaries. The Board currently anticipates that the Bank and the Trust Company will each be a "Designated Subsidiary" for purposes of the Employee Stock Purchase Plan, and that approximately 300 employees of the Company and its subsidiaries will be eligible to participate in the Employee Stock Purchase Plan.

Shares Subject to the Employee Stock Purchase Plan

Subject to approval by stockholders, the maximum number of shares of the Company's common stock that may be purchased under the Employee Stock Purchase Plan will be 250,000 shares, subject to adjustment as described below in "Changes in Capitalization and Similar Changes" beginning on page 47 of this proxy statement. Common stock purchased under the Employee Stock Purchase Plan will be authorized but unissued (i.e., newly-issued) common stock not reserved for any other purpose.

As of March 14, 2016, the closing price per share of the Company's common stock as reported on the NASDAQ Stock Market was $19.00.

Participation

An eligible employee will be permitted to enroll for an offering period (i.e., become a participant in the Employee Stock Purchase Plan) by delivering the appropriate written election to participate to the ESPP Committee within the period specified by the ESPP Committee. Upon enrollment in the Employee Stock Purchase Plan, a participant must elect the rate at which the participant will make payroll contributions for the purchase of the Company's common stock. Elections must be stated in whole dollars, may not authorize a deduction of less than $10 per pay period unless the ESPP Committee specifies a different minimum and may not authorize deductions which will permit the participant to purchase shares common stock with a fair market value of more than $25,000 for a calendar year. All employee contributions will be made by means of direct payroll deduction and from taxable compensation. The contribution rate elected by a participant will continue in effect until modified by the participant, except that a participant may only change the participant's previously elected contribution rate effective as of the first day of an offering period which begins at least 15 calendar days after the revised election has been delivered to the ESPP Committee.

A participant's contributions will be credited to the Plan Account maintained on the participant's behalf. As of the last day of each offering period, the value of each participant's Plan Account will be divided by the Purchase Price established for that offering period. Each participant will be deemed to have purchased the number of whole shares of common stock of the Company produced by this calculation. If application of the procedures described in the preceding two sentences results in the purchase by all participants during that offering period of an aggregate number of shares greater than the number of shares offered during that offering period, the ESPP Committee will allocate the available common stock among participants and any cash remaining in participants' Plan Accounts will be credited to the next offering period. If application of the procedures described above results in the purchase by all participants during that offering period of a number of shares less than the number of shares available for purchase for that offering period, the excess shares of common stock will be available for purchase during any subsequent offering period. Finally, any cash remaining in a participant's Plan Account after purchasing the Company's common stock at the end of an offering period that is less than the amount necessary to purchase a whole share of the Company's common stock will be credited to the next offering period.

As promptly as reasonably practicable after the end of each offering period, the Company will deliver, or cause to be delivered, the common stock purchased by a participant during that offering period to the Transfer Agent for deposit into that participant's Stock Account for the Employee Stock Purchase Plan. No interest will be credited on payroll contributions pending investment in common stock. Cash dividends paid on common stock of the Company credited to a participant's Stock Account will be automatically reinvested in additional whole shares of common stock. The Transfer Agent will either purchase such common stock in the market or directly from the Company as directed by the ESPP Committee; however, no discounts will apply to any dividend reinvestment purchases. Each participant's Stock Account will be credited with any common stock distributed as a dividend or distribution in respect of shares previously credited to the participant's Stock Account.

Participants will be entitled to vote the number of whole shares of common stock credited to their respective Stock Accounts. A participant's rights under the Employee Stock Purchase Plan will be nontransferable, except upon death of the participant in which case, unless otherwise specified in a participant's enrollment form, a deceased participant's beneficiary will be his or her surviving spouse or, if there is no surviving spouse, the deceased participant's estate.

Effect of Termination of Employment on Election to Participate

A participant whose employment with the Company and its subsidiaries is terminated will be deemed to have withdrawn from the Employee Stock Purchase Plan. Any cash amounts credited to his or her Plan Account for the offering period during which the termination of employment occurs will be released to the participant (or to the participant's beneficiary, in the event of the participant's death) within 30 days following the participant's termination of employment. No shares will be purchased for a participant in any offering period that ends after the participant's termination of employment.

Changes in Capitalization and Similar Changes

The aggregate number of shares of common stock available under the Employee Stock Purchase Plan (as well as any share-based limits under the Employee Stock Purchase Plan) and the respective Purchase Price, number of shares and other share-based limitations applicable to outstanding or subsequently issued rights to purchase shares under the Employee Stock Purchase Plan, will be appropriately adjusted by the Compensation and Benefits Committee in the event of any stock dividend, stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting the Company's common stock.

No Promise of Future Awards

The Employee Stock Purchase Plan provides and confirms that the right to purchase shares of common stock under the Employee Stock Purchase Plan will be made available by the Company on a voluntary and discretionary basis, and the Company makes no commitment to make a right to purchase common stock available in the future.

Costs and Expenses

The Company will pay the costs and expenses incurred in the administration of the Employee Stock Purchase Plan and maintenance of Plan Accounts as well as any related fees of the Company's Transfer Agent and any brokerage fees and commissions for purchases upon reinvestment of dividends and distributions. The Company will not, however, pay any brokerage fees or commissions relating to sales of shares of common stock acquired under the Employee Stock Purchase Plan by any participant.

Termination of, or Changes to, the Employee Stock Purchase Plan

The Employee Stock Purchase Plan will automatically terminate after all available shares of common stock under the plan have been sold. In addition, the Board may terminate, suspend or amend the Employee Stock Purchase Plan at any time without further stockholder approval, unless the particular action requires stockholder approval under the rules and regulations under Section 16 of the Exchange Act, the Internal Revenue Code, or the rules and regulations of the exchange on which the Company's common stock is then listed.

If the Employee Stock Purchase Plan is terminated effective on a day other than the last day of any offering period, the offering period during which such termination occurs will end on the same day. Any cash balances held in Plan Accounts when the Employee Stock Purchase Plan is terminated will be released to the participants for whom Plan Accounts were established, and no shares of the Company will be sold through the Employee Stock Purchase Plan for that offering period.

If the Employee Stock Purchase Plan is terminated as of the last day of any offering period, the ESPP Committee will apply the terms of the Plan through the end of that offering period. No further shares of common stock will be offered under the Employee Stock Purchase Plan for any subsequent offering period.

Certain Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences of participation in the Employee Stock Purchase Plan. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this proxy statement and is not a complete description of the U.S. federal income tax laws. In addition, this summary is not intended to be exhaustive, does not constitute legal advice or tax advice, and does not describe municipal, state or foreign income tax consequences of participating in the Employee Stock Purchase Plan, federal employment taxes or the tax consequences of any participant's death.

The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the Company's common stock acquired under the Employee Stock Purchase Plan or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares of the Company's common stock within two years after his or her entry date into the offering period in which the shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the common stock on the purchase date exceeded the Purchase Price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the common stock exceeds the sum of the aggregate Purchase Price for those shares and the ordinary income recognized in connection with his or her acquisition.

If a participant sells or disposes of the purchased shares of the Company's common stock more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the actual Purchase Date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the closing sales price of the common stock on the sale or disposition date exceeded the Purchase Price paid for those shares, or (2) the amount by which the fair market value of the Company's common stock exceeds the Purchase Price on the entry date into the offering period. Any additional gain upon the sale or disposition of the purchased common stock will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased common stock of the Company at the time of death, then his or her estate will recognize ordinary income in the year of death equal to the lesser of (1) the amount by which the closing selling price of the common stock on the date of death exceeds the Purchase Price paid for that common stock, or (2) the amount by which the fair market value of the Company's common stock exceeds the Purchase Price on the entry date into the offering period.

The foregoing is only a summary of the effect of federal income taxation upon the Company and upon participants, is not complete and does not discuss federal employment taxes, the tax consequences of any participant's death or the income tax laws of any municipality, state, or foreign country in which a participant may reside. The foregoing is not legal advice or tax advice.

For additional details, please see "Securities Authorized for Issuance Under Equity Compensation Plans" on page 43 of this proxy statement.

The Board of Directors recommends that stockholders vote "FOR" the approval of the Old Point Financial Corporation Employee Stock Purchase Plan.

PROPOSALS FIVE AND SIX
APPROVAL OF AMENDMENTS TO OLD POINT FINANCIAL CORPORATION'S ARTICLES OF INCORPORATION REGARDING DIRECTOR ELECTIONS

The Company is asking stockholders to consider two separate but related changes to the way in which nominees are elected as directors. Currently, directors are elected under a plurality voting standard, pursuant to which nominees who receive the most votes are elected as directors. In addition, stockholders are currently permitted to cumulate their votes in elections of directors, which means that a stockholder has the power to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that stockholder, or to distribute those votes among two or more nominees.

The Board of Directors has recommended that stockholders approve amendments to the Company's Articles of Incorporation relating to director elections. The proposed amendment presented in proposal five below, which is contingent upon the approval of proposal six, will implement a majority voting standard for the election of directors in uncontested director elections. In contested elections (elections in which the number of nominees exceeds the number of directors to be elected), directors would continue to be elected by a plurality vote of stockholders. The proposed amendment presented in proposal six below, which is contingent upon the approval of proposal five, will eliminate cumulative voting in all director elections.

The Board has determined that taken together, these proposed amendments represent a balanced and integrated approach designed to provide all of the Company's stockholders a meaningful voice in the election of directors. Together, the amendments provide stockholders an effective way in which to exercise their voting rights in director elections and to ensure that the directors continue to represent all of the Company's stockholders. In addition, the amendments reduce the possibility that a holder of far less than a majority of the outstanding shares could elect a director even when a significant majority of shares are voted against the election of the director. Because the Board believes that cumulative voting in the election of directors is fundamentally inconsistent with, and may even thwart the very objective of majority voting for directors, the implementation of each proposal is conditioned upon stockholder approval of the other proposal. Accordingly, unless proposal six is approved, proposal five will not be implemented regardless of the outcome of the vote thereon. Similarly, unless proposal five is approved, proposal six will not be implemented regardless of the outcome of the vote thereon.

PROPOSAL FIVE
APPROVAL OF AN AMENDMENT TO OLD POINT FINANCIAL CORPORATION'S ARTICLES OF INCORPORATION TO IMPLEMENT A MAJORITY VOTING STANDARD FOR UNCONTESTED DIRECTOR ELECTIONS

Under this proposal five, the Company is asking stockholders to approve an amendment to Article V of the Company's Articles of Incorporation to implement a majority voting standard in uncontested director elections. To aid your understanding, the full text of Article V, with underlining indicating a proposed new paragraph (B), is provided in Appendix C to this proxy statement.

Recognizing that majority voting in director elections is becoming a corporate governance best practice, the Board of Directors has decided that it would be in the best interests of the Company and its stockholders for Article V of the Company's Articles of Incorporation to be amended to require that a nominee for director in an uncontested election receive the affirmative vote of a majority of the votes cast on behalf of shares present in person or by proxy and eligible to vote at a stockholders' meeting in order to be elected to the Board. An "uncontested director election" means an election in which the number of director candidates does not exceed the number of directors to be elected. As discussed below, a plurality voting standard would continue to apply in "contested director elections."

The Board believes that a change to a majority vote standard in uncontested elections is appropriate at this time and is consistent with the Board's desire to maintain alignment of stockholder interests and Board accountability. Under the Company's current plurality vote standard, a director nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are "withheld" from that director nominee. Even if 99% of the shares "withhold" authority to vote for a candidate or all the candidates, a 1% "for" vote results in the candidate's election or re-election to the Board. As explained above, the move to a majority vote standard would require that a nominee for director in an uncontested election receive the affirmative vote of a majority of the votes present in person or by proxy and eligible to vote at a stockholder meeting in order to be elected to the Board. The Board believes that the adoption of the proposed majority voting standard, coupled with the elimination of cumulative voting provided for in proposal six, will give stockholders a greater voice in determining the composition of the Board by giving effect to stockholder votes "against" a director candidate, and by requiring a majority of the shares present and eligible to vote be voted "for" a candidate in order for such candidate to obtain or retain a seat on the Board. Furthermore, the adoption of a majority voting standard is intended to reinforce the Board's belief that it is accountable to, and should represent the interests of all, of the Company's stockholders by ensuring that the Board composition is determined by the holders of a majority of outstanding shares eligible to vote.

In the case of "contested director elections," however, the Board believes that a plurality voting standard should continue to apply. A "contested director election" means an election in which the number of director candidates exceeds the number of directors to be elected. A majority voting standard simply compares the number of votes "for" each director candidate with the number of votes "against" each director candidate, without regard to voting in respect of other candidates. Thus, if a majority voting standard is used in contested director elections, it is possible that (i) not all Board seats would be filled, since it is possible that no director candidate would receive the affirmative vote of a majority of the votes cast in his or her election, and (ii) more candidates could be elected than the number of Board seats up for election, since it is possible that every director candidate would receive the affirmative vote of a majority of the votes cast in his or her election.

With majority voting, a director may not be re-elected, creating the potential issue of a "holdover" director who remains a director under Virginia state law, even without having received a majority vote. Accordingly, the Board has conditionally adopted a director resignation policy contingent upon stockholder approval of the amendments to the Articles of Incorporation proposed in this proposal five and in proposal six. This policy provides that an incumbent director who is not re-elected by a majority vote in an uncontested election must submit a written offer of resignation to the Board promptly following the certification of the election results, which written offer of resignation would then be considered by the Nominating Committee. The Nominating Committee would then determine whether or not such offer(s) of resignation should be accepted, taking into account the Board's fiduciary duties to the Company and its stockholders, and make a recommendation to the Board. Any director who submits an offer of resignation pursuant to the policy must abstain from the Board and Nominating Committee's actions regarding consideration of the director's offer of resignation and whether to accept or reject the offer of resignation.

The adoption of the director resignation policy does not require stockholder approval and stockholders are not being asked to vote on the director resignation policy. However, the implementation of each of this proposal five and the director resignation policy is expressly conditioned on the approval by stockholders of proposal six regarding the elimination of cumulative voting. As discussed below under proposal six, the Board believes that cumulative voting in the election of directors is fundamentally inconsistent with, and may even thwart the very objective of majority voting for directors in uncontested elections. Accordingly, even if this proposal five is approved by stockholders at the Annual Meeting, it will not be implemented unless proposal six is also approved by stockholders at the Annual Meeting.

This description of the proposed amendment to the Company's Articles of Incorporation is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendment to Article V, a copy of which is provided in Appendix C to this proxy statement, with underlining indicating a proposed new paragraph (B). If adopted, the amendment to Article V of the Company's Articles of Incorporation to implement majority voting in uncontested director elections will become effective upon filing with the Virginia State Corporation Commission, which is expected to occur promptly following the Annual Meeting.

The Board of Directors recommends that stockholders vote "FOR" the approval of the amendment to Old Point Financial Corporation's Articles of Incorporation to implement a majority voting standard in uncontested director elections.

PROPOSAL SIX
APPROVAL OF AN AMENDMENT TO OLD POINT FINANCIAL CORPORATION'S ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING IN DIRECTOR ELECTIONS

Under this proposal six, the Company is asking stockholders to approve an amendment to Article III of the Company's Articles of Incorporation to eliminate cumulative voting in director elections. To aid your understanding, the full text of Article III, with strikethrough indicating its proposed deletion, is provided in Appendix D to this proxy statement.

In deciding to pursue a majority voting standard in uncontested director elections as discussed in proposal five, the Board considered how a majority voting standard in uncontested director elections might affect the Company's current cumulative voting procedures for director elections. Cumulative voting enables a stockholder to cumulate his or her voting power to (i) give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by the stockholder, or (ii) distribute those votes among two or more candidates as the stockholder sees fit. Thus, with cumulative voting, a stockholder can cast all of his, her or its votes "for" one candidate or a small group of candidates, instead of voting either "for" or "against" each candidate.

The Board concluded that it would be very difficult to apply both majority voting and cumulative voting in a director election. In particular, concurrently applying majority voting and cumulative voting standards could raise difficult corporate governance issues and unintended consequences, including the potential for multiple vacancies on the Board if a large stockholder were to cumulate its votes in a director election. Many investors, advisory firms and corporate governance experts have previously recognized significant compatibility issues between majority voting and cumulative voting in director elections.

Furthermore, as discussed in proposal five, the Board believes that each director is accountable to and should represent the interests of all of the Company's stockholders, and not just a minority stockholder group that has cumulatively voted its shares and that may have special interests contrary to those of the majority of stockholders. Among other things, the election of directors who view themselves as representing a particular minority stockholder could result in partisanship and discord on the Board and may impair the ability of the directors to act in the best interests of the Company and its stockholders. The Board, therefore, believes that each candidate in an uncontested election should be elected only if he or she receives majority support, which cumulative voting could potentially preclude. Cumulative voting allows a stockholder owning far less than a majority of the outstanding shares to elect a director, even if that director was not supported by a majority of our stockholders. For example, because 13 directors are to be elected at the Annual Meeting, if a majority voting standard applied, a stockholder or group of stockholders holding approximately 3.1% of the Company's outstanding shares of common stock, by merely cumulating and casting votes for a single director candidate, could elect one director in an election, even if the candidate is not supported by nearly 96.9% of stockholders, based on 4,848,463 shares of common stock outstanding and entitled to vote on March 15, 2016 and assuming approximately 80% of the outstanding common shares are voted at the Annual Meeting.

For these reasons, and following careful assessment and deliberation, the Board has determined that it is appropriate and in the best interests of the Company and its stockholders to eliminate cumulative voting in director elections in connection with the adoption of a majority voting standard in uncontested director elections. As discussed under proposal five, the implementation of a majority voting standard in uncontested director elections is expressly conditioned upon approval by stockholders of this proposal six to amend Article III of the Articles of Incorporation to eliminate cumulative voting in director elections. Likewise, the implementation of this proposal six to eliminate cumulative voting is expressly conditioned upon approval by stockholders of proposal five to implement majority voting. Accordingly, even if proposal six is approved by stockholders at the Annual Meeting, it will not be implemented unless proposal five is also approved by stockholders at the Annual Meeting.

This description of the proposed amendment to the Company's Articles of Incorporation is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendments to Article III, a copy of which is provided in Appendix D to this proxy statement, with strikethrough indicating its proposed deletion. If adopted, the amendment to Article III of the Company's Articles of Incorporation to eliminate cumulative voting in director elections will become effective upon filing with the Virginia State Corporation Commission, which is expected to occur promptly following the Annual Meeting.

The Board of Directors recommends that stockholders vote "FOR" the approval of the amendment to Old Point Financial Corporation's Articles of Incorporation to eliminate cumulative voting in director elections.

PROPOSAL SEVEN
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. Yount, Hyde & Barbour, P.C. rendered audit services to the Company for the fiscal year ended December 31, 2015. These services consisted primarily of the examination and audit of the Company's financial statements, tax reporting assistance, and other audit and accounting matters. In the event that the appointment of Yount, Hyde & Barbour, P.C. is not ratified by stockholders at the Annual Meeting, the Audit Committee will consider making a change in the independent registered public accounting firm for 2017.

A representative of Yount, Hyde & Barbour, P.C. is expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

Principal Accountant Fees

The following table presents the fees billed for professional audit services rendered by Yount, Hyde & Barbour, P.C., for the audit of the Company's annual financial statements for the years ended December 31, 2015 and 2014, as well as fees billed for other services rendered by Yount, Hyde & Barbour, P.C. during 2015 and 2014. All fees reflected below for 2015 and 2014 were pre-approved in accordance with the Audit Committee Pre-Approval Policy discussed below.

	Years Ended December 31,
	2015	2014
Audit fees (1)	$150,300	$146,800
Audit-related fees (2)	5,188	2,500
Tax fees (3)	19,900	10,200
Total fees	$175,388	$159,500

(1)	Audit fees were for services rendered in connection with the audit and review of our financial statements, the issuance of consents and the review of various documents filed with the SEC.

(2)	Audit-related fees were for services rendered in connection with pre-approved consultation concerning financial accounting and reporting standards.

(3)	Tax fees were for services rendered in connection with preparation of federal and state income tax returns and consultation regarding tax compliance issues.

The Audit Committee considers the provision of all of the above services to be compatible with maintaining the independence of the Company's independent registered public accounting firm, Yount, Hyde & Barbour, P.C.

Audit Committee Pre-Approval Policy

Pursuant to the terms of the Company's Audit Committee Charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Company's independent registered public accounting firm. As part of this responsibility, the Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the accountants' independence. The Audit Committee has adopted, and the Board of Directors has ratified, an Audit Committee Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be pre-approved. The Audit Committee has delegated interim pre-approval authority to Mrs. Thacker, Chairman of the Audit Committee. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers, and 10% beneficial owners of the Company's common stock to file reports concerning their ownership of and transactions in the Company's common stock. Based on a review of the reports of changes in beneficial ownership of Company common stock and written representations made to the Company, the Company believes that its officers, directors and 10% beneficial owners complied with all filing requirements under Section 16(a) during 2015, with the exception of Mr. Langley whose initial beneficial ownership on a Form 3 was reported late.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

The 2017 Annual Meeting of Stockholders is scheduled to be held on May 23, 2017.

If any stockholder intends to propose a matter for consideration at the Company's 2017 Annual Meeting (other than a director nomination), notice of the proposal must be received in writing by the Company's Secretary by [February 28, 2017]. If any stockholder intends to nominate an individual for director at the Company's 2017 Annual Meeting, notice of the nomination must comply with the Company's bylaws and must be received in writing by [February 28, 2017]. If any stockholder intends to present a proposal to be considered for inclusion in the Company's proxy materials in connection with the 2017 Annual Meeting, the proposal must comply with SEC Rule 14a-8 and must be received by the Company at its main office in Hampton, Virginia, on or before December [15], 2016.

In addition, the proxy solicited by the Board of Directors for the 2017 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at the meeting if the Company has not received notice of such proposal by [February 28, 2017], in writing delivered to the Company's Secretary.

OTHER MATTERS

As of the date of this proxy statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than proposals one, two, and three referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

By Order of the Board of Directors,

Eugene M. Jordan, II
Secretary to the Board

ANNUAL REPORT ON FORM 10-K

A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2015, will be furnished without charge to stockholders upon written request directed to:

Laurie D. Grabow
Executive Vice President/Finance
The Old Point National Bank of Phoebus
1 West Mellen Street
Hampton, Virginia 23663
(757) 728-1251

The Company's Annual Report on Form 10-K can also be viewed on the Investor Relations link on the Company's Internet website at http://www.oldpoint.com.

Appendix A
OLD POINT FINANCIAL CORPORATION
2016 INCENTIVE STOCK PLAN

ARTICLE I
Establishment, Purpose and Duration

1.1            Establishment of the Plan.

(a)            Old Point Financial Corporation, a Virginia corporation (the "Company"), hereby establishes the Old Point Financial Corporation 2016 Incentive Stock Plan (the "Plan"). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, and Performance Units to Key Employees of the Company or its Subsidiaries and the grant of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, and Performance Units to Non-Employee Directors of the Company or its Subsidiaries.

(b)            The Plan was adopted by the Board of Directors of the Company on January 12, 2016 and shall become effective on May 24, 2016 (the "Effective Date"), subject to the approval of the Plan by the Company's shareholders.

1.2            Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Employees and Non-Employee Directors that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company's risk management practices. The Plan is designed to provide flexibility to the Company, including its subsidiaries, in its ability to motivate, attract, and retain the services of Key Employees and Non-Employee Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3            Duration of the Plan. The terms of this Plan shall become effective on the Effective Date, as described in Section 1.1. No Award may be granted under the Plan after May 23, 2026. Awards outstanding on such date shall remain valid in accordance with their terms. The Board shall have the right to terminate the Plan at any time pursuant to Article XVI.

ARTICLE II
 Definitions

2.1            Definitions. The following terms shall have the meanings set forth below:

(a)            "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

(b)            "Agreement" means a written agreement or other instrument or document, which may be in electronic format, implementing the grant of an Award and setting forth the specific terms of an Award, and which is signed or acknowledged (including a signature or acknowledgment in electronic format) by an authorized officer of the Company and the Participant, except that no signature will be required from the Participant in the case of a Stock Award with no vesting conditions. The Company's Chief Executive Officer, Chief Financial Officer, Chairman of the Committee, Chairman of the Board, and such other directors or officers of the Company as shall be designated by the Committee are hereby authorized to execute or acknowledge Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Agreements to be delivered to each Participant (including delivery in electronic format).

(c)            "Award" means a grant under this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Stock Award and/or Performance Unit.

(d)            "Award Date" means the date on which an Award is made (also referred to as "granted") by the Committee under this Plan.

(e)            "Beneficiary" means the person designated by a Participant pursuant to Section 17.11.

(f)            "Board" means the Board of Directors of the Company, unless otherwise indicated.

(g)            "Change in Control" shall be deemed to have occurred if the conditions in any one of the following three paragraphs have been satisfied at any time after the Effective Date:

(i)
any Person (as defined below) who or which, together with all Affiliates and Associates of such Person, acquires beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

(ii)	the composition of the Board shall change such that a majority of the Board shall no longer consist of Continuing Directors; or
(iii)
if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

For purposes of this Section 2.1(g), "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, and "beneficial ownership" has the meaning given the term in Rule 13d-3 under the Exchange Act.

(h)            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(i)            "Committee" means the committee of the Board appointed by the Company to administer the Plan pursuant to Article III, which shall be the Compensation and Benefits Committee of the Board unless a subcommittee is required as provided below or unless the Board determines otherwise. All members of the Committee shall be "independent directors" under applicable stock exchange listing standards. For actions which require that all of the members of the Committee constitute "non‑employee directors" as defined in Rule 16b‑3, or any similar or successor rule, if necessary, the Committee shall consist of a subcommittee of at least two members of the Compensation and Benefits Committee meeting such qualifications.

(j)            "Company" means Old Point Financial Corporation or any successor thereto.

"Continuing Director" means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

(j)            "Disability" or "Disabled" means with respect to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(k)            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(n)            "Fair Market Value" of a Share means (i) the per Share price at the close of business on the applicable principal U.S. market on the relevant date if it is a trading date, or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the stock exchange for the applicable principal U.S. market, or (ii) if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.
(o)            "Good Reason" has the meaning set forth in any employment agreement, or, if none, in any change in control agreement, then in effect between the Participant and the Company or a subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, "Good Reason" means (i) a material diminution in the Participant's authority, duties or responsibilities; (ii) a material diminution in the Participant's base compensation; or (iii) a relocation of the primary location at which the Participant must perform services to a location that is more than fifty (50) miles away. The Participant is required to provide notice to the Company of the existence of a condition described in this Section 2.1(o) within a ninety (90) day period of the initial existence of the condition, upon the notice of which the Company shall have thirty (30) days to remedy the condition. If the condition is remedied within thirty (30) days, then "Good Reason" does not exist. If the condition is not remedied within thirty (30) days, then the Participant must resign within ninety (90) days of the expiration of the remedy period.
(p)            "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI, which is designated as an incentive stock option and is intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.

(q)            "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(r)            "Non-Employee Director" means an individual who is a member of the board of directors of the Company or any Subsidiary thereof and who is not an employee of the Company or any Subsidiary thereof. Members of a regional advisory board of the Company or any Subsidiary thereof are not Non-Employee Directors.

(s)            "Nonqualified Stock Option" means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option and is so designated.

(t)            "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

(u)            "Participant" means a Key Employee or Non-Employee Director who has been granted an Award under the Plan and whose Award remains outstanding.

(v)             "Performance-Based Compensation Award" means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal applicable thereto. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement.

(w)            "Performance Goal" means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of a Subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (i) Stock value or increases therein, (ii) total shareholder return, (iii) operating revenue, (iv) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share, (v) earnings per share or earnings per share growth, (vi) fully diluted earnings per share after extraordinary events, (vii) net earnings, (viii) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth, (ix) profits or profit growth (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures), (x) operating cash flow, (xi) operating or other expenses or growth thereof, (xii) operating efficiency, (xiii) return on equity, (xiv) return on tangible equity or return on tangible common equity, (xv) return on assets, capital or investment, (xvi) sales or revenues or growth thereof, (xvii) deposits, loan and/or equity levels or growth thereof, (xviii) working capital targets, (xix) assets under management or growth thereof, (xx) cost control measures, (xxi) regulatory compliance, (xxii) gross, operating or other margins, (xxiii) efficiency ratio (as generally recognized and used for bank financial reporting and analysis), (xiv) interest income, (xxv) net interest income, (xxvi) net interest margin, (xxvii) non‑interest income, (xxviii) non-interest expense, (xxix) credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), (xxx) percentage of non-accrual loans to total loans or net charge-off ratio, (xxxi) provision expense, (xxxii) productivity, (xxxiii) customer satisfaction, (xxxiv) satisfactory internal or external audits, (xxxv) improvement of financial ratings, (xxxvi) achievement of balance sheet or income statement objectives, (xxxvii) quality measures, (xxxviii) regulatory exam results, (xxxix) achievement of risk management objectives, (xl) achievement of strategic performance objectives, (xli) achievement of merger or acquisition objectives, (xlii) implementation, management or completion of critical projects or processes, or (xliii) any component or components of the foregoing (including, without limitation, determination thereof, in the Committee's sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non‑recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company's reported results). Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company's budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the Performance Period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. The Committee retains the discretion to adjust the compensation or economic benefit due upon attainment of Performance Goals and to adjust the Performance Goals themselves.

(x)            "Performance Period" means the time period during which a Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee, provided, however, that the Performance Period shall not be less than one year, subject to applicable provisions regarding accelerated vesting events.

(y)            "Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Article XI, valued by reference to the Fair Market Value of Stock or valued as a fixed dollar amount, and subject to achievement or satisfaction of one or more Performance Goals. Performance Units are payable in cash, Stock or a combination thereof. Even to the extent a Performance Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Performance Unit Award does not constitute receipt of the underlying Shares.

(z)            "Period of Restriction" means the period during which Shares of Restricted Stock are subject to a substantial risk of forfeiture and/or subject to limitations on transfer, pursuant to Article VII, or the period during which Restricted Stock Units are subject to vesting requirements, pursuant to Article VIII. The relevant restriction may lapse based on a period of time or after meeting performance criteria specified by the Committee, or both. Except for Awards of Restricted Stock or Restricted Stock Units granted to Non-Employee Directors as part of a retainer, including annual or other grants made pursuant to a director compensation policy or arrangement, when a Period of Restriction lapses solely based on a period of time, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting.

(aa)            "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VII, which is subject to a substantial risk of forfeiture and/or subject to limitations on transferability until the designated conditions for the lapse of such restrictions are satisfied.

(bb)            "Restricted Stock Unit" or "RSU" means an Award designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article VIII, valued by reference to the Fair Market Value of Stock, and subject to vesting requirements. Restricted Stock Units are payable in cash, Stock or a combination thereof. Even to the extent a Restricted Stock Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Restricted Stock Unit Award does not constitute receipt of the underlying Shares.

(cc)            "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, including any corresponding subsequent rule or any amendments enacted after the Effective Date.

(dd)            "Stock" or "Shares" means the common stock of the Company.

(ee)            "Stock Appreciation Right" or "SAR" means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article IX herein, and payable in cash, Stock or a combination thereof.
(ff)            "Stock Award" means an Award of Stock granted to a Participant pursuant to Article X.

(gg)            "10% Stockholder" means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

(hh)            "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries, and includes, as of the Effective Date, The Old Point National Bank of Phoebus and Old Point Trust & Financial Services N.A.

ARTICLE III
 Administration

3.1            The Committee.

(a)            The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are "non-employee directors" as that term is defined in Rule 16b-3, or by the Board. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an "independent director" under applicable stock exchange listing standards and/or was not a "non‑employee director" as defined in Rule 16b‑3, as applicable, on the Award Date, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Any authority granted to the Committee may also be exercised by the full Board.

(b)            The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan to the extent permitted by Code Section 409A; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. In the event of a conflict or inconsistency between the Plan and any Agreement, the Plan shall govern, and the Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.
(c)            The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
(d)            The Committee, in its discretion, may delegate to the Chief Executive Officer and/or Chief Financial Officer of the Company all or part of the Committee's authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegee or delegees that were consistent with the terms of the Plan.
3.2            Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and Non-Employee Directors as may be selected by it. Each Award shall be evidenced by an Agreement.

3.3            Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4            Rule l6b-3 Requirements. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3.

3.5            Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV
 Stock Subject to the Plan

4.1            Number of Shares.

(a)            Subject to adjustment as provided in Article XIII, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 300,000. Except as provided in Section 4.2, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

(b)            Subject to adjustment as provided in Article XIII, no more than an aggregate of 300,000 Shares may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Code Sections 421 and 422).

4.2            Lapsed Awards or Forfeited Shares. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise or settlement of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

4.3            Use of Shares as Payment of Exercise Price or Taxes. Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the Option Price pursuant to the exercise of an Option shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of withholding taxes associated with an Award shall not be available for future Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those Shares issued upon exercise.

4.4            Per-Participant Annual Limit. The maximum number of Shares with respect to which Awards may be granted in any calendar year to any Key Employee during such calendar year shall not exceed the lesser of (a) 3,000 Shares in the aggregate, or (b) such number of Shares having a Fair Market Value on the respective Award Date(s) of $75,000 in the aggregate. The maximum number of Shares with respect to which Awards may be granted in any calendar year to any Non-Employee Director during such calendar year shall not exceed the lesser of (c) 3,000 Shares in the aggregate, or (d) such number of Shares having a Fair Market Value on the respective Award Date(s) of $30,000 in the aggregate.

4.5            No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

ARTICLE V
 Eligibility

Persons eligible to participate in the Plan include (i) all employees of the Company and its Subsidiaries (including any corporation which becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Key Employees, and (ii) all Non-Employee Directors. The grant of an Award shall not obligate the Company to pay a Key Employee or Non-Employee Director any particular amount of remuneration, to continue the employment of the Key Employee or the service of the Non-Employee Director after the grant, or to make further grants to the Key Employee or Non-Employee Director at any time thereafter.

ARTICLE VI
 Stock Options

6.1            Grants of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that only Nonqualified Stock Options may be granted to Non-Employee Directors.

6.2            Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options, and such other provisions as the Committee shall determine, provided, however, that, except for Options granted to Non-Employee Directors as part of a retainer, including annual or other grants made pursuant to a director compensation policy or arrangement, if the exercisability of an Option is subject solely to time-based conditions, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Nonqualified Stock Option. No Option may be exercised after the expiration of its term or, except as set forth in the Participant's stock option Agreement, after the termination of the Participant's employment or service. The Committee shall set forth in the Participant's Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant's employment or period of service; provided that no Incentive Stock Option may be exercised after (a) three months from the Participant's termination of employment with the Company for reasons other than Disability or death, or (b) one year from the Participant's termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

6.3            Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the limitations described in this Section 6.3 of the Plan. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, is a 10% Stockholder, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Award Date.

6.4            Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, is a 10% Stockholder, shall not be exercisable later than the fifth (5th) anniversary of its Award Date.

6.5            Exercisability.

(a)            Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

(b)            An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Award Date) of the Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonqualified Stock Options to the extent permitted by law.

6.6            Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee) setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. The Option Price shall be payable to the Company in full either (a) in cash, (b) by delivery of Shares of Stock that the Participant has previously acquired and owned valued at Fair Market Value at the time of exercise, (c) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale with respect to the sale of Stock, the amount necessary to pay the Option Price and, if applicable, related withholding taxes, (d) by the Company withholding Shares otherwise issuable upon the exercise valued at Fair Market Value at the time of exercise, or (e) by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall, in the Committee's discretion, either deliver to the Participant stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name, or deliver the appropriate number of Shares in book-entry or electronic form.

6.7            Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable federal securities law, under the requirements of any stock exchange upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares. The Committee may specify in an Agreement that Stock delivered on exercise of an Option is Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor in the event the Participant does not complete a specified service period after exercise.

6.8            Nontransferability of Options.

(a)            In general, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than upon the death of the Participant in accordance with Section 17.11. Further, Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

(b)            Notwithstanding the provisions of (a) and subject to federal and state securities laws, including Rule 16b-3, the Committee may grant or amend Nonqualified Stock Options that permit a Participant to transfer the Options to his spouse, lineal ascendants and/or lineal descendants, to a trust for the benefit of such persons, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are such persons, provided that the Nonqualified Stock Option may not again be transferred other than to the Participant originally receiving the Option or to an individual, trust, limited liability company or other entity to which such Participant could have transferred the Option pursuant to this Section 6.8(b). Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate. Any such transfer supersedes any Beneficiary designation made under Section 17.11 with respect to the transferred Nonqualified Stock Options.

6.9            Disqualifying Disposition of Shares Issued on Exercise of an ISO. If a Participant makes a "disposition" (within the meaning of Code Section 424(c)) of Shares issued upon exercise of an ISO within two (2) years from the Award Date or within one (1) year from the date the Shares are transferred to the Participant, the Participant shall, within ten (10) days of disposition, notify the Committee (or its delegee) in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.

6.10            Shareholder Rights. A Participant holding Options shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the Options.

ARTICLE VII
 Restricted Stock

7.1            Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Key Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.

7.2            Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and, if applicable, any Performance Period and Performance Goal, and such other provisions as the Committee shall determine.

7.3            Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

7.4            Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions or otherwise denote the Restricted Stock as restricted, if issued in book-entry or electronic form.

7.5            Certificate Legend. In addition to any other legends placed on certificates, or to which Shares of Restricted Stock issued in book-entry or electronic form are made subject, pursuant to Section 7.4, any Award of Restricted Stock issued in book-entry or electronic form shall be subject to the following legend, and any certificates representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Old Point Financial Corporation 2016 Incentive Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a restricted stock agreement dated <<date of grant>>. A copy of the Plan, such rules and procedures, and such restricted stock agreement may be obtained from the Human Resource Director of Old Point Financial Corporation.

7.6            Removal of Restrictions. Except as otherwise provided in this Article VII, the Agreement, or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction, and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his Stock certificate or similar notation removed from such Shares if issued in book-entry or electronic form.

7.7            Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

7.8            Dividends and Other Distributions. During the Period of Restriction, unless otherwise provided in the applicable Agreement, recipients of Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those Shares, provided, however, that no dividends or other distributions shall be paid with respect to Shares of Restricted Stock subject to performance criteria unless and until such performance criteria have been met. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

ARTICLE VIII
Restricted Stock Units

8.1            Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Unit representing one Share) to such Key Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Restricted Stock Units that are deferred compensation covered by Code Section 409A, as well as Restricted Stock Units that are not deferred compensation covered by Code Section 409A.

8.2            Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and if applicable, any Performance Period and Performance Goal, and such other provisions as the Committee shall determine.

Unless otherwise provided in the Agreement, a Participant holding Restricted Stock Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding, provided, however, that no Agreement shall permit any such deemed dividends or distributions to be paid with respect to Restricted Stock Units subject to performance criteria unless and until such performance criteria have been met. A Participant holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units unless and until the Participant actually receives such Shares. Unless otherwise provided in the Agreement, any such deemed dividends or distributions shall be subject to the same restrictions, vesting and payment as the Restricted Stock Units to which they are attributable.

8.3            Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding), an amount equal (the "RSU Value") to the product of multiplying (a) the number of Shares equal to the number of Restricted Stock Units with respect to which the restrictions lapse by (b) the Fair Market Value per Share on the date the restrictions lapse.

The Agreement may provide for payment of the RSU Value at the time of the lapse of restrictions or, on an elective or non‑elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of the lapse of restrictions based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the "adjusted RSU Value").

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in Shares, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement. To the extent payment of the RSU Value or adjusted RSU Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date the restrictions therefor lapse in the case of an immediate payment or at the Fair Market Value on the date of settlement in the event of an elective or non‑elective delayed payment. The Committee may specify in a Restricted Stock Unit Agreement that the Shares which are delivered upon payment of the RSU Value or adjusted RSU Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the Restricted Stock Unit Agreement.

8.4            Nontransferability of Restricted Stock Units. No Restricted Stock Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11. Further, all Restricted Stock Units, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE IX
Stock Appreciation Rights

9.1            Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to such Key Employees and Non-Employee Directors and in such amounts as it shall determine.

9.2            SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its terms and conditions, which terms and conditions shall be determined by the Committee, subject to the limitations set forth in this Section 9.2. The per Share exercise price of a SAR shall not be less than 100% of the Fair Market Value of the Stock on the Award Date. Except for SARs granted to Non-Employee Directors as part of a retainer, including annual or other grants made pursuant to a director compensation policy or arrangement, if the exercisability of a SAR is subject solely to time-based conditions, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting.

9.3            Exercisability of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs, subject to the limitations set forth in Section 9.2 herein.

9.4            Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the Fair Market Value per Share on the Award Date. A SAR shall be exercised by delivery to the Committee (or its delegee) of a written notice of exercise in the form (which may be electronic) prescribed by the Committee (or its delegee).

9.5            Payment after Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (except for required tax withholding), an amount equal (the "SAR Value") to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the Fair Market Value per Share on the Award Date.

Payment of the SAR Value to the Participant shall be made at the time of exercise in Shares, in cash or in a combination thereof as determined by the Committee. To the extent payment of the SAR Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date of exercise. The Committee may specify in a SAR Agreement that the Shares which are delivered upon payment of the SAR Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the SAR Agreement.

9.6            Nontransferability of SARs. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE X
Stock Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to such Key Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. Unless otherwise provided in the applicable Agreement, Stock Awards shall be fully vested and freely transferable as of the Award Date, subject to restrictions under applicable federal or state securities laws.

ARTICLE XI
Performance Units

11.1            Grant of Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units under the Plan to such Key Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving such Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Performance Units that are deferred compensation covered by Code Section 409A, as well as Performance Units that are not deferred compensation covered by Code Section 409A.

11.2            Performance Unit Agreement. Each Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee shall set the Performance Goal in its discretion for each Participant who is granted a Performance Unit.

The Committee may provide in the Agreement for payment of dividend equivalents with respect to each Performance Unit, provided, however, that no Agreement shall permit any dividend equivalents to be paid with respect to Performance Units unless and until the applicable Performance Goals have been met. A Participant holding Performance Units shall have no right to vote the Shares represented by such Performance Units unless and until the Participant actually receives such Shares.

11.3            Settlement of Performance Units. After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof based on the degree to which the Performance Goals and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Unit shall be made in cash, Stock or a combination thereof as determined by the Committee.

11.4            Nontransferability of Performance Units. No Performance Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11. All rights with respect to Performance Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE XII
Termination of Employment or Service

12.1            Termination Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment or service with the Company or one of its Subsidiaries due to retirement (as defined in the applicable policy of the Company in effect at the time), then, provided either (i) upon such retirement the Participant will be subject to a non-competition covenant pursuant to an existing agreement with the Company or a subsidiary or (ii) the Participant executes and delivers to the Company, no later than the date of such retirement, a non-competition agreement in a form acceptable to the Company, all Options and/or Stock Appreciation Rights that are not already vested or exercisable shall be automatically vested and exercisable, any remaining Period of Restriction applicable to Restricted Stock Shares and/or Restricted Stock Units shall automatically terminate, and the achievement or satisfaction of any Performance Goals applicable to unvested Awards during any Performance Period shall be adjusted through the date of termination as determined by the Committee.

12.2            Termination Due to Death or Disability. Unless otherwise provided in the Agreement, in the event a Participant's employment or service is terminated because of death or Disability, all Options and/or Stock Appreciation Rights that are not already vested or exercisable shall be automatically vested and exercisable, any remaining Period of Restriction applicable to Restricted Stock and/or Restricted Stock Units shall automatically terminate, and the achievement or satisfaction of any Performance Goals applicable to unvested Awards during any Performance Period shall be adjusted through the date of termination as determined by the Committee.

12.3            Involuntary Termination or Termination for Good Reason. Unless otherwise provided in the Agreement, upon an involuntary separation from employment or service of a Participant (including a voluntary resignation for Good Reason) not occurring in connection with a Change in Control, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all of the unvested portion of each Award held by the Participant and provide for such vesting as its deems appropriate.

12.4            Termination for Other Reasons. Unless otherwise provided in the Agreement, upon a voluntary or involuntary separation from employment or service of a Participant where none of Sections 12.1, 12.2 or 12.3 applies, the unvested portion of each Award held by the Participant shall be automatically forfeited to the Company.

Article XIII
Change in Capital Structure

13.1            Effect of Change in Capital Structure. In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company's capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of Shares or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, the annual limits on and the aggregate number and kind of Shares for which Awards thereafter may be made, and other relevant provisions shall be proportionately, equitably and appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Code Section 409A, the adjustment shall also be effected so as to comply with Code Section 424(a) and not to constitute a modification within the meaning of Code Section 424(h) or Code Section 409A, as applicable.

13.2            Authority. Notwithstanding any provision of the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

13.3            Manner of Adjustment. Adjustments made by the Committee pursuant to this Article XIII to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment.

ARTICLE XIV
 Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion and without the consent of the Participant, may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of any such Award by the Company, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) provide for the replacement of any such Stock-settled Award with a cash-settled Award; (iv) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control and to retain the economic value of the Award; or (v) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE XV
Amendment, Modification, and Substitution of Awards

15.1 Amendment, Modification and Substitution. Subject to the terms and provisions and within the limitations of the Plan, the Committee may amend or modify the terms of any outstanding Award or accelerate the vesting thereof. In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new Awards may be of a different type than the cancelled or surrendered Awards or awards, may specify a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. The Committee shall continue to have the authority to amend or modify the terms of any outstanding Award after May 23, 2026, provided that no amendment or modification will extend the original term of the Award beyond that set forth in the applicable Award Agreement. Notwithstanding the foregoing, however, no amendment or modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant. Notwithstanding any provision of the Plan to the contrary, the Committee shall not amend, modify, or substitute an Award in a manner that violates Code Section 409A, or causes an Award that previously qualified for an exemption from Section 409A to become subject to Code Section 409A, and the Committee shall not amend, modify, or substitute an Award that satisfies the requirements of Rule 16b-3 in a manner that causes any exemption pursuant to Rule 16b-3 to become no longer available.

15.2 Option and SAR Repricing. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority, without obtaining shareholder approval, to amend or modify the Option Price of any outstanding Option or the exercise price of any outstanding SAR, or to cancel an outstanding Option or SAR, at a time when the Option Price or exercise price, as applicable, is greater than the Fair Market Value of a Share in exchange for cash, another Award, or other securities, except in connection with a corporate transaction involving the Company in accordance with Article XIII or Article XIV.

ARTICLE XVI
Termination, Amendment and Modification of the Plan

16.1            Termination, Amendment and Modification. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

16.2            Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Article XIII or Article XIV shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XVII
 General

17.1            Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all applicable federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. Until the applicable withholding taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant and no issuance in book-entry or electronic form (or, in the case of Restricted Stock, no issuance in book-entry or electronic form free of a restrictive legend or notation) shall be made for the Participant. As an alternative to making a cash payment to the Company to satisfy applicable withholding tax obligations, Participants may elect or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld, or by delivering to the Company Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of any Shares so withheld or delivered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee (or its delegee) in advance of the day that the transaction becomes taxable.

17.2            Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations as may be required.

17.3            Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee or Non-Employee Director any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Employee or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee or Non-Employee Director. Participation in the Plan shall not give any Key Employee or Non-Employee Director any right to be retained in the service of the Company or any of its Subsidiaries. No Key Employee or Non-Employee Director shall have rights as a shareholder of the Company prior to the date Shares are issued to him pursuant to the Plan.

17.4            Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

17.5            Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

17.6            Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Option or other Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof. All Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any national securities exchange or system on which the Stock is then listed or reported, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or otherwise denote the Shares as being subject to such restrictions, if issued in book-entry or electronic form. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

17.7            Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Code Section 422. The Plan and Awards are subject to all present and future applicable provisions of the Code. If any provision of the Plan or an Award conflicts with any such Code provision, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

17.8            Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.9            Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

17.10            Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent shares of Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any stock exchange. Notwithstanding any provision of the Plan to the contrary, in its discretion the Committee may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in book-entry or electronic form. If the Company issues any Shares in book-entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer. In the case of Restricted Stock granted under the Plan, such notation shall be substantially in the form of the legend contained in Section 7.5.

17.11            Beneficiary Designations. A Participant may designate a Beneficiary to receive any Options or SARs that may be exercised after his death or to receive any other Award that may be paid after his death, as provided for in the Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant's death shall be transferred or paid in accordance with the Participant's will or the laws of descent and distribution. If the Participant and his Beneficiary shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary.

17.12            Electronic Transmissions and Records. Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through e‑mail or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be "written" for purposes of the Plan.

17.13            Clawback. All Awards (whether vested or unvested) shall be subject to the terms of the Company's recoupment, clawback or similar policy as such may be in effect from time to time, as well as any similar provisions of applicable law, which could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards).

17.14            Banking Regulatory Provision. All Awards shall be subject to any condition, limitation or prohibition under any financial institution regulatory policy or rule to which the Company or any subsidiary thereof is subject.

17.15            Compliance with Code Section 409A. It is intended that any compensation, benefits or other remuneration which is provided pursuant to or in connection with the Plan which is considered to be nonqualified deferred compensation subject to Code Section 409A shall be provided and paid in a manner, and at such time and in such form, including application of a six-month delay for specified employees in certain circumstances, as complies with the applicable requirements of Code Section 409A to avoid the unfavorable tax consequences provided therein for non-compliance. Where an Award provides or may provide nonqualified deferred compensation subject to Code Section 409A, the Agreement will set forth the requirements under Code Section 409A and additionally no elective deferral of payment or settlement of the Award shall be permitted unless the elective deferral provisions therefor are set out in the Agreement or in another written document authorized by the Committee in accordance with the requirements of Code Section 409A. Notwithstanding any provision of the Plan to the contrary, the Committee is authorized to amend any Award Agreement and to amend or declare void any election by a Participant as may be determined by the Committee to be necessary or appropriate to evidence or further evidence required compliance with Code Section 409A. The Committee, however, shall have no responsibility or liability if any Award is subject to adverse taxation under Code Section 409A.

Appendix B
OLD POINT FINANCIAL CORPORATION
 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1
 PURPOSE
The purpose of the Plan is to facilitate Employee participation in the ownership and economic progress of the Company and its Subsidiaries by providing Employees with an opportunity to acquire an ownership interest in the Company. The Company intends for the Plan to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code, and the Plan will be construed accordingly.
ARTICLE 2
 DEFINITIONS
When used in this Plan, the following terms will have the meanings given to them in this Article 2 unless another meaning is expressly provided elsewhere in this document or clearly required by the context. When applying these definitions, the form of any term or word will include any of its other forms.

2.1            Act. The Securities Exchange Act of 1934, as amended.
2.2            Beneficiary. The person who has the right to receive any Plan benefits that are unpaid if the Participant dies, in accordance with the Plan terms.
2.3            Board. The Company's Board of Directors.
2.4            Code. The Internal Revenue Code of 1986, as in effect on the Effective Date or as amended or superseded after the Effective Date, and any regulations and applicable rulings issued under the Code.
2.5            Committee. The committee to which the Board delegates responsibility for administering the Plan. Such committee may include individuals who are not members of the Board.
2.6            Compensation and Benefits Committee. The Compensation and Benefits Committee of the Board.
2.7            Company. Old Point Financial Corporation, a Virginia corporation, and any successor to it.
2.8            Designated Subsidiary. Any Subsidiary that has been designated by the Board or the Committee as a Subsidiary whose Employees shall be eligible to participate in the Plan.
2.9            Effective Date. May 24, 2016 or such later date as the Plan is approved by the Company's stockholders.
2.10            Eligible Employee. As of any Offering Date, any Employee who complies with Article 3 and other Plan provisions.
2.11            Employee. Any person who, on an applicable Offering Date, is an employee of any Employer. A worker who is classified as other than an employee but who is subsequently reclassified as an employee of an Employer for any reason and on any basis will be treated as an employee from the first Offering Date that begins after the date of that determination and will not retroactively be reclassified as an Employee for any purpose of this Plan.

2.12            Employer. The Company and each Designated Subsidiary employing an Eligible Employee.
2.13            Fair Market Value. The value of one share of Stock on any relevant date, determined under the following rules:
(a)	If the Stock is traded on an exchange, the reported "closing price" on the relevant date, if it is a trading day, otherwise on the next trading day;
(b)
If the Stock is traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, otherwise on the next trading day; or

(c)	If neither of the preceding apply, the fair market value as determined by the Compensation and Benefits Committee in good faith.
2.14            Offering Date. The first day of each Offering Period and the date that Purchase Rights are granted under the Plan for the ensuing Offering Period.
2.15            Offering Period. The period during which payroll deductions will be accumulated in Plan Accounts to fund the purchase of shares of Stock. Each Offering Period will commence on such date as may be determined from time to time by the Committee. Each Offering Period will consist of a three-month period beginning on March 1, June 1, September 1 or December 1, unless a different period is established by the Committee and announced to Eligible Employees before the beginning of the next Offering Period. In no event will an Offering Period be longer than twenty-seven months. The first Offering Period under the Plan will begin September 1, 2016 unless the Committee determines otherwise.
2.16            Participant. Any Eligible Employee who complies with the conditions described in Article 3 for the current Offering Period.
2.17            Plan. The Old Point Financial Corporation Employee Stock Purchase Plan, as the same may be amended from time to time.
2.18            Plan Account. The individual account established by the Committee for each Participant to which all amounts described in Section 3.1(a)(i) are credited until applied as described in Article 6.
2.19            Purchase Date. The last day of each Offering Period and the date on which shares of Stock are purchased in exchange for the Purchase Price.
2.20            Purchase Price. The price established by the Compensation and Benefits Committee for each Offering Period that each Participant must pay to purchase shares of Stock under this Plan but which may never be less than 85% of the Fair Market Value of a share of Stock on each Purchase Date (or the first trading day following the Purchase Date if the Purchase Date is not a trading date).
2.21            Purchase Right. The right to purchase shares of Stock subject to the terms of the Plan.
2.22            Stock. A common share, par value $5.00 per share, issued by the Company.
2.23            Stock Account. The account established for each Participant to which the Company transfers shares of Stock under the Plan.

2.24            Subsidiary. Any corporation, limited liability company, partnership or other form of unincorporated entity of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, if the entity is a corporation; or of the capital or profits interest, if the entity is a limited liability company, a partnership or another form of unincorporated entity.
2.25            Termination. Cessation of the employee-employer relationship between a Participant and each Employer for any reason; provided however, that the employee-employer relationship continues during a leave of absence as provided in Treasury Regulation Section 1.421-1(h)(2). Also, a Participant will be treated as having Terminated on the date his or her employer is no longer an Employer.
ARTICLE 3
 PARTICIPATION
3.1            Enrollment.
(a)	Each Eligible Employee may become a Participant for any Offering Period beginning after the date he or she complies with each of the following conditions, subject to the limitations in Section 5.5:
(i)
Elects to participate by authorizing the Employer to withhold a portion of his or her taxable compensation. This authorization will be made under rules developed by the Committee within the following limits: each authorization (A) must be stated in whole dollars, (B) may not authorize or result in authorization of a deduction (I) less than the amount specified by the Committee (which may never be less than $10.00 per pay period) or (II) more than the amount specified by the Committee (which may never exceed the limitation specified in Section 5.5(b) for each calendar year), (C) must be signed by the enrolling Eligible Employee and (D) must be delivered to the Committee within the period specified by the Committee.

(ii)	Complies with any other rules established by the Committee.
(b)
By enrolling in the Plan, each Participant will be deemed to have (i) agreed to the terms of the Plan and (ii) authorized the Employer to withhold from his or her compensation (A) the amounts authorized in accordance with Section 3.1(a)(i) and (B) any taxes and other amounts due in connection with any transaction contemplated by the Plan.

3.2            Duration of Election to Participate.
Subject to the terms of the Plan, including the limitations in Section 5.5:
(a)
Participants' withholding authorizations will be implemented beginning with the first payroll period with a paycheck date in the Offering Period for which it is received by the Committee and will remain in effect until revoked or changed under the rules described in Section 3.2(b).

(b)
A Participant who elects to participate in the Plan for any Offering Period by complying with the rules described in Section 3.1 may change or revoke that election for any subsequent Offering Period but only by complying with the rules described in Section 3.1 as if the changed or revoked election were a new election. Any change to or revocation of an earlier election will be effective as of the first day of the first Offering Period beginning at least 15 calendar days after the revised election is delivered to the Committee and will remain in effect until revoked or changed under the rules described in this Section 3.2.

3.3            No Interest Paid. No interest will accrue or be paid with respect to any amount credited to or held in any Plan Account.

ARTICLE 4
 ADMINISTRATION
4.1            Committee Duties.
(a)
Except as otherwise provided under this Plan or applicable law, the Committee is responsible for administering the Plan and has all powers appropriate and necessary to that purpose; provided, however, that the Board may determine to administer the Plan, in its sole discretion, and in such case, any references to the Committee (or the Compensation and Benefits Committee, as the case may be) in the Plan shall be taken to be references to the Board. Consistent with the Plan's objectives, the Committee may adopt, amend and rescind rules and regulations relating to the Plan, to the extent appropriate to protect the Company's interests and has complete discretion to make all other decisions necessary or advisable for the administration and interpretation of the Plan. The Committee's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Committee (or the Compensation and Benefits Committee, as the case may be) pursuant to the Plan will be final, binding and conclusive for all purposes and upon all persons. Except as otherwise provided under this Plan or applicable law, the Committee is granted all powers appropriate and necessary to administer the Plan.

(b)	Without limiting the generality of the provisions of Section 4.1(a), consistent with the terms of the Plan, the Committee:
(i)	May exercise all discretion granted to the Committee under the Plan;
(ii)
Will determine whether to have an Offering Period, and, if so, the date on which such Offering Period is to commence and may, if it so determines, establish the number of shares of Stock that may be acquired during such Offering Period if the number available during any Offering Period is less than all remaining available shares determined under Section 5.2;

(iii)	May develop and impose other terms and conditions the Committee believes are appropriate and necessary to implement the purposes of the Plan;
(iv)
Will establish and maintain a Plan Account for each Participant which will be (A) credited with amounts described in Section 3.1(a)(i) and (B) debited with all amounts applied to purchase shares of Stock;

(v)	Will establish a Stock Account for each Participant which will be credited with shares of Stock purchased under the Plan;
(vi)	Will administer procedures through which Eligible Employees may enroll in the Plan;
(vii)	Will disseminate information about the Plan to Eligible Employees; and
(viii)	Will apply all Plan rules and procedures.
4.2            Delegation of Ministerial Duties. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any person (including employees) that the Committee deems appropriate other than those duties described in Section 4.1(b)(i), (ii) and (iii).
4.3            General Limit on Committee. Consistent with applicable law and Plan terms, the Plan will be administered in a manner that extends equal rights and privileges to all Participants.

ARTICLE 5
 OFFERING
5.1            Right to Purchase. Subject to Sections 5.2 and 5.3 and Article 6, the number of shares of Stock that may be purchased during each Offering Period will be all remaining available shares determined under Section 5.2 unless otherwise determined by the Committee before the beginning of each Offering Period.
5.2            Number of Shares of Stock. Subject to Section 5.3, the aggregate number of shares of Stock that may be purchased under the Plan is 250,000.
5.3            Adjustment in Capitalization. If, after the Effective Date, there is a Stock dividend or Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting Stock, the Compensation and Benefits Committee shall appropriately adjust (a) the number of Purchase Rights that may or will be issued, (b) the aggregate number of shares of Stock available under Section 5.2 or subject to outstanding Purchase Rights (as well as any share-based limits imposed under this Plan), (c) the respective Purchase Price, number of shares and other limitations applicable to outstanding or subsequently issued Purchase Rights and (d) any other factors, limits or terms affecting any outstanding or subsequently issued Purchase Rights.
5.4            Source of Stock. Shares of Stock to be purchased under the Plan will be authorized but unissued shares not reserved for any other purpose, with the exception of the reinvestment of dividends as provided in Section 6.3(b), in which case the shares may be purchased (i) in the market, or (ii) directly from the Company at 100% of the Fair Market Value of a share of Stock, as directed by the Committee.
5.5            Certain Limitations. Notwithstanding any other provision of the Plan, no Participant shall be granted a Purchase Right for an Offering Period:
             (a)            To the extent that, immediately after the Purchase Right becomes exercisable on the Purchase Date, the Participant would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary within the meaning of Section 423(b)(3) of the Code. For purposes of this Section 5.5(a), stock ownership of a Participant shall be determined under the stock attribution rules of Section 424(d) of the Code, and Stock that the Participant may purchase under outstanding Purchase Rights or options shall be treated as stock the Participant owns.
(b)            To the extent that the Participant's rights to purchase Stock under the Plan and all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any Subsidiary would accrue at a rate that exceeds $25,000, or such lesser amount as determined by the Committee consistent with the requirements of Section 423 of the Code, in Fair Market Value of such Stock (determined as of the Purchase Date) for each calendar year in which any Purchase Right is outstanding at any time. For this purpose, the right to purchase Stock accrues when the Purchase Right first becomes exercisable during the calendar year. This limitation is meant to comply with the requirements of Section 423(b)(8) of the Code and will be construed accordingly.
(c)            If the Participant makes a hardship withdrawal from a cash or deferred arrangement established by the Company or any Subsidiary and is prohibited from making employee contributions to the Plan under Section 401(k) of the Code and the Treasury Regulations thereunder, in which case the Participant shall be deemed to have withdrawn from the Plan in accordance with Section 7.1 as of the date of such hardship withdrawal.

ARTICLE 6
 PURCHASE OF SHARES
6.1            Purchase.
(a)
Throughout each Offering Period, the Employer will withhold from each Participant's regular payroll the amount the Participant has authorized in accordance with Section 3.1(a)(i). These amounts will be held in the Participant's Plan Account until the Purchase Date.

(b)
As of each Purchase Date and subject to the Plan's terms and limits, the value of each Participant's Plan Account will be divided by the Purchase Price established for that Offering Period and each Participant will be deemed to have purchased the number of whole shares of Stock produced by dividing the value of the Participant's Plan Account as of the Purchase Date by the Purchase Price. Simultaneously, the Participant's Plan Account will be charged for the amount of the purchase. Any cash remaining in the Participant's Plan Account after such purchase that is less than the amount necessary to purchase a whole share of Stock will be credited to the next Offering Period and, subject to the terms of the Plan, applied along with additional amounts credited to that Offering Period to purchase shares of Stock during that Offering Period and at the Purchase Price established for that Offering Period.

6.2            Remaining Available Shares.
(a)
If application of the procedures described in Section 6.1 would result in the purchase of a number of shares of Stock larger than the number of shares of Stock offered during that Offering Period, the Committee will allocate available shares of Stock among Participants and any cash remaining in Participants' Plan Accounts will be credited to the next Offering Period and, subject to the terms of the Plan, applied along with additional amounts credited to that Offering Period to purchase shares of Stock during that Offering Period and at the Purchase Price established for that Offering Period.

(b)
If application of the procedures described in Section 6.1 would result in the purchase of a number of shares of Stock less than the number of shares of Stock made available for purchase for any Offering Period, the excess shares of Stock will be available for purchase during any subsequent Offering Period.

6.3            Delivery of Shares; Participants' Stock Accounts; Rights as a Stockholder.
(a)
At or as promptly as practicable after the end of each Offering Period, the Company will deliver, or cause to be delivered, the shares of Stock purchased by a Participant during that Offering Period to the transfer agent for deposit into that Participant's Stock Account for the Plan.

(b)
 Cash dividends on any shares of Stock credited to a Participant's Stock Account will be automatically reinvested in additional shares of Stock. All cash dividends credited to Participants' Stock Accounts will be paid over by the Company to the transfer agent at the dividend payment date. Purchases of Stock for purposes of dividend reinvestment will be made as promptly as practicable (but not more than 30 calendar days) after a dividend payment date. The transfer agent will make these purchases, as directed by the Committee, either (i) in transactions on any securities exchange upon which shares of Stock are traded, otherwise in the over-the-counter market, or in negotiated transactions, or (ii) directly from the Company at 100% of the Fair Market Value of a share of Stock on the dividend payment date.

(c)
Each Participant's Stock Account will be credited with any shares of Stock distributed as a dividend or distribution in respect of shares of Stock credited to that Participant's Stock Account or in connection with a split of Stock credited to that Participant's Stock Account.

(d)
No Participant shall have any rights as a stockholder unless and until the shares of Stock have been issued to the Participant or the transfer agent for the Stock reflects the Participant's ownership in the Company's stock ledger or other appropriate record of Stock ownership.

(e)
Following the issuance of the shares of Stock to a Participant or the transfer agent for the Stock reflecting the Participant's ownership in the Company's stock ledger or other appropriate record of Stock ownership, a Participant may transfer Stock held in his or her Stock Account and treat such shares in the manner elected by the Participant in accordance with the rules prescribed by the Committee and the transfer agent.

ARTICLE 7
 WITHDRAWAL/TERMINATION
7.1            Withdrawal from the Plan.
A Participant may withdraw from the Plan by revoking an election under the rules described in Section 3.2(b). Upon effectiveness of the withdrawal from this Plan, any remaining cash amounts credited to his or her Plan Account will be released to the Participant within 30 calendar days following effectiveness of the withdrawal, and his or her interest in this Plan shall terminate.
7.2            Effect of Termination on Election to Participate.
A Participant who Terminates will be deemed to have withdrawn from the Plan. Any cash amounts credited to his or her Plan Account for the Offering Period during which the Termination occurs will be released to the Participant (or to the Participant's Beneficiary, in the event of the Participant's death) within 30 calendar days following his or her Termination. No shares of Stock will be purchased for that Participant in any Offering Period that ends after such Participant's Termination.

ARTICLE 8
 AMENDMENT, MODIFICATION AND TERMINATION OF PLAN
8.1            Amendment, Modification, Termination of Plan. The Plan will automatically terminate after all available shares of Stock have been sold. Also, the Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Act, or any successor rule or regulation, (b) applicable requirements of Section 423 of the Code or (c) any securities exchange, market or other quotation system on or through which the Company's securities are listed or traded. Also, no Plan amendment may (d) cause the Plan to fail to meet requirements imposed by Rule 16b-3 or (e) without the consent of the affected Participant adversely affect any Purchase Right issued before the amendment, modification or termination.
8.2            Effect of Plan Termination.
(a)
If the Plan is terminated effective on a day other than the last day of any Offering Period, the Offering Period during which the Plan is terminated also will end on the same day. Any cash balances held in Plan Accounts when the Plan is terminated will be released to the Participant for whom the Plan Account was established, and no shares of Stock will be sold through the Plan for that Offering Period.

(b)
If the Plan is terminated as of the last day of any Offering Period, the Committee will apply the terms of the Plan through the end of that Offering Period. However, no further shares of Stock will be offered under the Plan for any subsequent Offering Period.

ARTICLE 9
 MISCELLANEOUS
9.1            Restriction on Transfers. Except as provided in Section 9.2, no right or benefit under the Plan may be transferred, assigned, alienated, pledged or otherwise disposed of in any way by a Participant. All rights and benefits under the Plan may be exercised during a Participant's lifetime only by the Participant.
9.2            Beneficiary. Unless otherwise specified in a Participant's enrollment form, if a Participant dies, the deceased Participant's Beneficiary will be his or her surviving spouse or, if there is no surviving spouse, the deceased Participant's estate.
9.3            No Guarantee of Employment. Nothing in the Plan may be construed as:
(a)	Interfering with or limiting the right of any Employer to terminate any Participant's employment at any time; or
(b)	Conferring on any Participant or Employee any right to continue as an Employee.
Further, no Participant will be entitled by reason of participation in the Plan to any compensation, in connection with termination of employment, for loss of any right or benefit or prospective right or benefit which the Participant might otherwise have enjoyed by way of damages for breach of contract.
9.4            No Promise of Future Awards. The right to purchase shares of Stock under the Plan is being made available on a voluntary and discretionary basis and the Purchase Right with respect to each individual Offering Period is being offered on a one-time basis and does not constitute a commitment to make any Purchase Right available in the future. The right to purchase shares of Stock hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by applicable law.
9.5            Reports. A statement of Plan Account will be provided to each Participant as soon as possible following the end of each Offering Period, which sets forth the amounts credited to the Participant's Plan Account during the Offering Period, the Purchase Price for shares of Stock purchased for the Offering Period, the number of shares of Stock purchased for the Offering Period, and the Participant's remaining Plan Account balance after the purchase of shares, if any.
9.6            Dispositions of Stock. A Participant who acquires shares of Stock pursuant to the exercise of Purchase Rights under this Plan shall notify the Committee, in writing, if he or she sells, transfers or otherwise disposes of such shares of Stock before the later of (i) one year after the Purchase Date on which the Participant acquired such shares or (ii) two years after the Offering Date on which the related Purchase Right was granted.
9.7            Tax Requirements and Notification. Each Participant is solely responsible for satisfying any applicable local, state, federal and foreign tax requirements associated with any taxable amount received from or associated with his or her participation in the Plan. Each Employer will withhold required taxes in the same manner and for the same taxing jurisdiction as the Employer withholds taxes from Participants' other compensation and will provide notices to Participants required by applicable law.

9.8            Indemnification. Each individual who is or was a member of the Committee, the Compensation and Benefits Committee or of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including, without limitation, attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to take action under the Plan as a Committee, Compensation and Benefits Committee or Board member and against and from any and all amounts paid, with the Company's approval, by him or her in settlement of any matter related to or arising from the Plan as a Committee, Compensation and Benefits Committee or Board member or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a Committee, Compensation and Benefits Committee or Board member, but only if he or she gives the Company an opportunity, at the Company's own expense, to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this Section 9.8 is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under the Company's organizational documents, by contract, as a matter of law or otherwise.
9.9            No Limitation on Compensation. Nothing in the Plan is to be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or directors, or those of its Subsidiaries, in cash or property, in a manner not expressly authorized under the Plan.
9.10            Requirements of Law. The availability of Purchase Rights and the issuance of shares of Stock will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Also, no shares of Stock will be sold under the Plan unless the Company is satisfied that the issuance of those shares of Stock will comply with applicable federal and state securities laws. Certificates for shares of Stock delivered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Stock is then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 9.10.
9.11            Uncertificated Shares of Stock. To the extent that the Plan provides for the issuance of certificates to reflect the delivery of Stock, the delivery of Stock may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange upon which shares of Stock are traded.
9.12            Expenses. Except as otherwise provided in this Section 9.12 and the Plan, costs and expenses incurred in the administration of the Plan and maintenance of Plan Accounts will be paid by the Company, including any fees of the transfer agent and any brokerage fees and commissions arising in connection with the purchase of shares of Stock upon reinvestment of dividends and distributions. In no circumstance will the Company pay any brokerage fees and commissions arising in connection with the sale of shares of Stock acquired under the Plan by any Participant.
9.13            Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company on the date it is received by the Company at its principal executive offices and shall be deemed delivered to an Eligible Employee on the date he or she receives it.
9.14            Governing Law. The Plan and all related elections, authorizations or agreements will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the Commonwealth of Virginia.

9.15            No Impact on Benefits. The right to purchase shares of Stock under this Plan is an incentive designed to promote the objective described in Article 1 and is not to be treated as compensation for purposes of calculating a Participant's rights under any employee benefit plan.
9.16            Data Privacy. Information about the Participant and the Participant's participation in the Plan may be collected, recorded and held, used and disclosed for any purpose related to the administration of the Plan. The Participant understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third-party administrators whether such persons are located within the Participant's country or elsewhere, including the United States of America. The Participant consents to the processing of information relating to the Participant and the Participant's participation in the Plan in any one or more of the ways referred to above.
9.17            Effective Date. The Plan is effective as of the Effective Date.
9.18            Stockholder Approval. The Company will seek stockholder approval of the Plan within 12 months of the Effective Date in order to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code.

Appendix C
Articles of Incorporation
V. Directors
A.	Number. The number of directors shall be fixed by the Bylaws. Absent any Bylaw fixing the number of directors, that number shall be 25.
B.
Election of Directors. At any meeting of stockholders held for the purpose of electing directors, each director to be elected by stockholders shall be elected as such by the affirmative vote of a majority of the votes cast on behalf of shares present and eligible to vote at a meeting for the election of directors at which a quorum is present, except that the directors shall be elected by the vote of a plurality of the shares present and eligible to vote at any such meeting if the Secretary determines that the number of nominees exceeds the number of directors to be elected as of the date seven days prior to the date of the first mailing of the proxy statement for such meeting. A "majority of the votes cast" shall mean that the number of shares eligible to vote voted "for" a director's election exceeds 50% of the number of eligible votes cast with respect to that director's election. "Votes cast" includes votes "for" that director's election plus votes to withhold authority with respect to that director's election and excludes abstentions and broker non-votes with respect to that director's election.

Appendix D
Articles of Incorporation
III. Capital Stock

A.	General Authorization. The Corporation shall have authority to issue 10,000,000 shares of Common Stock, par value $5.00 per share.
B.	No Preemptive Rights. Stockholders shall have no preemptive rights to acquire any unissued shares of the Corporation.
~~C.~~
Cumulative Voting~~. At all elections of directors of the Corporation, each holder of Common Stock shall be entitled to cast as many votes as shall equal the number of votes which he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected, and he may cast all such votes for a single director or may distribute them among as many candidates as he may see fit.~~

OLD POINT FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 6:00 p.m., ET, on May 24, 2016.

Vote by Internet

- Go to **www.envisionreports.com/OPOF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, FOR Proposal 6 and FOR Proposal 7.

1. Election of Directors to serve until the 2017 Annual Meeting, as described in the accompanying proxy statement:

01 - ____ Stephen C. Adams	02 - ____ James Reade Chisman	03 - ____ Russell Smith Evans, Jr.	04 - ____ Michael A. Glasser
05 - ____ Dr. Arthur D. Greene	06 - ____ John Cabot Ishon	07 - ____ William F. Keefe IV	08 - ____ Tom B. Langley
09 - ____ Dr. H. Robert Schappert	10 - ____ Robert F. Shuford, Sr.	11 - ____ Robert F. Shuford, Jr.	12 - ____ Ellen Clark Thacker
13 - ____ Joseph R. Witt			

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01 ☐ 02 ☐ 03 ☐ 04 ☐ 05 ☐ 06 ☐ 07 ☐ 08 ☐
09 ☐ 10 ☐ 11 ☐ 12 ☐ 13 ☐

☐ **CUMULATIVE VOTING:** If you wish to vote shares cumulatively, mark the box to the left and indicate before the name of each nominee the number of votes you desire to cast for that nominee. See pages 2 and 3 of the proxy statement for an explanation of cumulative voting.

NOTE: If you wish to use cumulative voting, you MUST vote your proxy by mail.

Proposal	For	Against	Abstain
2. To approve, in an advisory, non-binding vote, the compensation of the Company's named executive officers, as described in the accompanying proxy statement.	☐	☐	☐
3. To approve the Old Point Financial Corporation 2016 Incentive Stock Plan, as described in the accompanying proxy statement.	☐	☐	☐
4. To approve the Old Point Financial Corporation Employee Stock Purchase Plan, as described in the accompanying proxy statement.	☐	☐	☐
5. To approve an amendment to Old Point Financial Corporation's Articles of Incorporation to implement a majority voting standard for uncontested director elections. (Implementation of this Proposal 5 is conditioned upon approval of Proposal 6)	☐	☐	☐
6. To approve an amendment to Old Point Financial Corporation's Articles of Incorporation to eliminate cumulative voting in director elections. (Implementation of this Proposal 6 is conditioned upon approval of Proposal 5)	☐	☐	☐
7. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — OLD POINT FINANCIAL CORPORATION

P.O. BOX 3392, HAMPTON, VIRGINIA 23663

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS — May 24, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Terry C. Fuller and Richard S. vonSchilling, as Proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of voting common stock, $5.00 par value, of Old Point Financial Corporation held of record by the undersigned at the close of business on March 15, 2016 at the Annual Meeting of Stockholders, to be held on May 24, 2016, 6:00 pm Eastern Time and at any adjournment thereof.

This proxy will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted **FOR** the election of all director nominees in Proposal 1, **FOR** Proposal 2, **FOR** Proposal 3, **FOR** Proposal 4, **FOR** Proposal 5, **FOR** Proposal 6 and **FOR** Proposal 7.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Proxies are authorized, to the extent entitled, to vote in accordance with their best judgment upon such other business as may properly come before the meeting and at any adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.